UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05410

Saba Capital Income & Opportunities Fund

(Exact name of registrant as specified in charter)

405 Lexington Avenue, 58th Floor

New York, New York 10174

(Address of principal executive offices) (Zip code)

Michael D’Angelo

Saba Capital Income & Opportunities Fund

405 Lexington Avenue

New York, New York 10174

(Name and address of agent for service)

Copies to:

John J. Mahon, Esq.

Schulte Roth & Zabel LLP

901 Fifteenth Street, NW, Suite 800

Washington, DC 20005

Registrant’s telephone number, including area code: (212) 542-4644

Date of fiscal year end: October 31

Date of reporting period: November 1, 2021 – October 31, 2022

Item 1. Reports to Stockholders.

(a)

Saba | Capital

Saba Capital Income & Opportunities Fund

October 31, 2022

Annual Report

This report is submitted for general information to shareholders. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund's investment objectives, risks, charges, expenses and other information. This information should be read carefully.

TABLE OF CONTENTS

Shareholder Letter	1
Performance Update	3
Material Risk Factors	5
Report of Independent Registered Public Accounting Firm	17
Consolidated Schedule of Investments	18
Consolidated Statement of Assets and Liabilities	46
Consolidated Statement of Operations	47
Statements of Changes in Net Assets	48
Consolidated Statement of Cash Flows	49
Financial Highlights	50
Notes to Consolidated Financial Statements	52
Additional Information	63
Trustees and Officers	64

Saba Capital Income & Opportunities Fund (Unaudited)	Shareholder Letter

October 31, 2022

December 27, 2022

Dear Shareholders,

Thank you for your continued interest in the Saba Capital Income & Opportunities Fund (the “Fund”).

Performance Summary

We are excited to report that during the twelve-month period ending October 31, 2022 (the “Reporting Period”), the Fund ranked first (in terms of NAV total return) out of 247 fixed-income focused closed-end funds. The Fund outperformed this group by approximately 20% during the Reporting Period.

During the Reporting Period, the Fund’s total return was -0.95% based on NAV and -5.12% based on price. Since January 2022, the Fund has maintained a managed distribution at an annual rate of 12%.

Markets Review

The past year has been marked by pronounced volatility and substantial losses across global equity and debt markets. Investor uncertainty remains elevated with a host of contributing factors, such as multi-decade high inflation, risk of a recession next year, the war in Europe, the impact of “zero-COVID” policies on Asian economies and multiple central banks pursuing aggressive policy rate increases. Different from bear markets of the past, where a selloff was often seen as a prelude for a bull market, there are worries in the present market that could persist for quarters or potentially years to come.

While spreads on junk rated bonds widened approximately 200 basis points during the Reporting Period, the Fund remains underweight in its high-yield positioning. In our view, credit spreads are not nearly wide enough to compensate investors for the myriad risks. Most troublesome is that a looming recession could spark widespread credit defaults.

Investment Objective

The Fund’s investment objective is to seek to provide shareholders with a high level of current income, with a secondary goal of capital appreciation. We aim to achieve this by investing globally in debt and equity securities of public and private companies, which includes investing in registered closed-end funds and special purpose acquisition companies (“SPAC”) as well as derivatives where we believe the Fund can achieve attractive risk-adjusted returns as a way to reduce portfolio risk.

From time to time, the Fund may also invest up to 15% of its assets in private funds on a discretionary basis, if we determine that such an arrangement represents the best way to access a particular investment opportunity or otherwise expand the investment expertise available to the Fund.

Current Portfolio and Strategy

In the Fund’s 2021 Annual Report, we expressed our “cautious outlook on markets”, and turned to pre-merger SPACs as a means to position the Fund defensively, while still earning considerable yield for shareholders. In the ensuing sell-off, the Fund took the opportunity to increase exposure to more traditional long investments, such as closed-end funds, high-yield and investment-grade bonds, equities and distressed assets.

Closed-End Funds - The discounts of many closed-end funds increased significantly in 2022; with some funds falling from premiums to double digit discounts to NAV. We believe the Fund was largely insulated from this discount widening through its cautious positioning and benefited from corporate actions undertaken by several holdings in the Fund.

Examples:

●	SMM (The Salient Midstream & MLP Fund), which the Fund purchased at an average discount to NAV of -20% and redeemed at NAV via its conversion to an open-end fund.

●	The Fund purchased two closed-end funds at an average discount of approximate -16%, FEO (First Trust/Aberdeen Emerging Opportunity Fund) and IRL (The New Ireland Fund), and received full NAV upon both closed-end funds’ liquidation.

●	There were several tenders in the closed-end fund space throughout the Reporting Period where the Fund purchased shares at discounts as large as -21% and subsequently the Fund sold shares at up to -0.5% discounts through a tender.

Annual Report | October 31, 2022	1

Saba Capital Income & Opportunities Fund (Unaudited)	Shareholder Letter

October 31, 2022

The allocation to closed-end funds has grown during the Reporting Report, with the average discount to NAV in the Fund’s portfolio at -14.1%, and certain discounts as wide as -20%. One of the notable allocations is ECAT (BlackRock Capital Allocation Trust) trading at a -17% discount and United Kingdom listed RMMC (River & Mercantile UK Micro Cap Investment Company) trading at a -21% discount.

High-Yield and Investment Grade Bonds and Loans - The Fund’s long exposure to bonds and loans served as detractors to the Fund’s performance during the Reporting Period; this was consistent with the performance of the asset classes during the Reporting Period. These bonds and loans contributed -1.48% to the NAV during the Reporting Period. The Fund has increased its allocation to fixed income securities through investments in U.S. high-yield and investment-grade bonds and credit derivatives. This year’s outsized U.S. Treasury moves have repriced curve sensitive names, reducing many longer dated bonds’ rate sensitivity (DV01) and absolute price levels. This gave the Fund the opportunity to purchase high quality strong cash flow generating issuers at steep discounts to par and attractive “basis” spread levels versus credit default swaps.

Equities - The Fund added equities and produced a net gain in the period despite a decline in equity markets. One notable holding is Earthstone Energy, Inc. (ESTE), a growth oriented oil and gas company focused on upstream exploration and production. ESTE has low leverage (0.8x Debt/EBITDAX), quality assets, generates healthy free cash flow and trades at a discount to its peer group. We also believe the company has an experienced management team with a strong track record in well operations and mergers & acquisitions.

SPACs - SPACs have performed as designed - providing gains with limited downside. Proactive sponsors have decided to accelerate 2023 liquidations into 2022, which has provided additional gain. Given the slowdown in the SPAC IPO market (613 SPAC IPOs raised $162.5 billion in 2021, as compared to 84 IPOs raising just $13.3 billion in 2022) the weighting of SPACs in the portfolio has decreased, with a much more significant expected reduction by December 2022.

Conclusion

We will continue to search for investment opportunities with the goal of creating long-term value for shareholders. We are grateful for your trust and support.

If you have any questions about the Fund, please visit www.sabacef.com.

Boaz R. Weinstein

Founder & Chief Investment Officer

Saba Capital Management, LP

The foregoing reflects our views, analysis and opinions as of October 31, 2022.

Saba Capital Income & Opportunities Fund	Performance Update

October 31, 2022

Average Annual Total Returns (as of October 31, 2022)

	1 Year	3 Year	5 Year	10 Year
Returns at NAV	-0.95%	0.33%	1.39%	3.43%
Returns at Market Value	-5.12%	0.58%	1.45%	2.09%
iShares iBoxx $ High Yield Corporate Bond ETF (HYG)(a)	-11.45%	-0.91%	1.17%	2.96%

Average annual returns for the period since Saba Capital Management began managing the Fund on June 4, 2021 are at NAV 1.16% and at market value -1.60%.

Comparison of the Change in Value of a $10,000 Investment

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that a shareholder's shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by visiting www.sabacef.com.

(a)	iShares iBoxx High Yield Corporate Bond ETF is an exchange-traded fund incorporated in the USA. The ETF seeks to track the investment results of an index composed of U.S. dollar-denominated, high yield corporate bonds.

Annual Report | October 31, 2022	3

Saba Capital Income & Opportunities Fund	Performance Update

October 31, 2022

Top Ten Holdings by Issuer (as a % of Net Assets)(c)

Altria Group, Inc.	4.56%
Oracle Corp.	2.74%
American Electric Power Co., Inc.	2.14%
RR Donnelley & Sons Co.	2.13%
Earthstone Energy, Inc.	2.04%
Lowe's Cos., Inc.	1.90%
Selina Hospitality PLC	1.75%
Meta Platforms, Inc.	1.55%
Adtalem Global Education, Inc.	1.54%
Blackrock ESG Capital Allocation Trust	1.45%
Top Ten Holdings	21.80%

Portfolio Composition (as a % of Net Assets)(c)

Special Purpose Acquisition Companies	86.90%
Corporate Bonds	22.70%
Mutual Funds	18.42%
Common Stock	9.01%
Senior Loans	3.53%
Sovereign Debt Obligations	0.87%
Preferred Stock	0.64%
Rights and Warrants	0.43%
Unit Trust	0.35%
Total Investments	142.85%
Other Liabilities in excess of other Assets	-42.85%
Net Assets	100.00%

(c)	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Tables present indicative values only.

Saba Capital Income & Opportunities Fund (Unaudited)	Material Risk Factors

October 31, 2022

General Risk Factors

Dependence on Key Individuals. Investors have no authority to make decisions on behalf of the Fund. The success of the Fund depends upon the ability of key members of the investment team to develop and implement investment strategies that achieve the Fund's investment objectives. If the Fund were to lose the services of these members, the consequence to the Fund could be material and adverse.

Dependence on Service Providers. The Fund is also dependent upon their counterparties and the businesses that are not controlled by the Investment Manager that provide services to the Fund (the "Service Providers"). Examples of Service Providers include the administrator, custodian, legal counsel and auditors. Errors are inherent in the business and operations of any business, and although the Investment Manager will adopt measures to prevent and detect errors by, and misconduct of, counterparties and Service Providers, and transact with counterparties and Service Providers it believes to be reliable, such measures may not be effective in all cases. Errors or misconduct could have a material adverse effect on the Fund and the Investor’s investments therein.

Indemnification. The Fund will indemnify the Investment Manager and other Service Providers for liabilities incurred in connection with the affairs of the Fund. Such liabilities may be material and have an adverse effect on the returns to the investors. The indemnification obligations of the Fund would be payable from the assets of the Fund.

Third Party Managers. The Fund has and may in the future invest in public and/ private funds managed by third party managers, or may allocate portions of its assets to third party managers to manage on a discretionary basis, if the Investment Manager determines that such an arrangement represents the best way to access a particular investment opportunity or otherwise expand the investment expertise available to the Fund. The Fund will be subject to various costs relating to such investments, including performance-based and/or fixed asset-based fees or allocations payable to such third party managers. Any such fees and allocations will not reduce the Management Fee.

Risks Relating to Market Conditions Generally

General Economic and Market Conditions. The success of the Fund's activities will be affected by general economic and market conditions, such as interest rates, availability of credit, credit defaults, inflation rates, economic uncertainty, changes in laws (including laws relating to taxation of the Fund's investments), trade barriers, currency exchange controls, and national and international political circumstances (including wars, terrorist acts or security operations). These factors may affect the level and volatility of the prices and the liquidity of the Fund's investments. Volatility or illiquidity could impair the Fund's profitability or result in losses. The Fund may maintain substantial trading positions that can be adversely affected by the level of volatility in the financial markets.

Market Disruption and Geopolitical: The Fund is subject to the risk that geopolitical events may disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the U.S. War, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and world economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the investments of the Fund and the Fund. Any of these occurrences could disrupt the operations of the Fund and of the Fund’s service providers.

Potential Interest Rate Increases. The United States has experienced a sustained period of historically low interest rate levels. In recent years, however, short-term and long-term interest rates have risen. The uncertainty of the U.S. and global economy, changes in U.S. government policy, and changes in the federal funds rate, increase the risk that interest rates will remain volatile in the future. Sustained future interest rate volatility may cause the value of the fixed-income securities held by the Fund to decrease.

Volatile Markets. The prices of financial instruments in which the Fund may invest can be volatile. Price movements of forward and other derivative contracts in which the Fund's assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The Fund is subject to the risk of failure of any of the exchanges on which its positions trade or of their clearinghouses.

Annual Report | October 31, 2022	5

Saba Capital Income & Opportunities Fund (Unaudited)	Material Risk Factors

October 31, 2022

Investment Strategy Risk Factors

An investor should be aware that it may lose money. All investments involve the risk of loss of capital. The Investment Manager believes that the Fund's investment program and research techniques moderate this risk through a careful selection of investments, the use of short and long positions and other financial instruments. However, no guarantee or representation is made that the Fund's investment program will be successful. The Fund's investment program is expected to utilize leverage and may utilize such investment techniques as option transactions, short sales, limited diversification and forward contracts, which can, in certain circumstances, increase the adverse impact to which the Fund's portfolio may be subject.

Leverage Risks. The use of leverage will, in certain instances, enable the Fund to achieve a higher rate of return than would be otherwise possible. Leverage may take the form of, without limitation, any of the financial instruments described herein, including derivative instruments which are inherently leveraged and trading in products with embedded leverage such as options, short sales, swaps and forwards. The instruments and borrowings utilized by the Fund to leverage investments may be collateralized by the Fund's portfolio, respectively.

The use of leverage will magnify the volatility of changes in the value of the investments of the Fund. Accordingly, any event which adversely affects the value of an investment would be magnified to the extent the investment is leveraged. The cumulative effect of the use of leverage by the Fund in a market that moves adversely to its investments could result in substantial losses to the Fund, which would be greater than if the Fund was not leveraged.

While leverage increases the buying power of the Fund and presents opportunities for increasing total returns, it has the effect of potentially increasing losses as well. For example, funds borrowed for leveraging will be subject to interest, transaction and other costs, and other types of leverage also involve transaction and other costs. Any such costs may or may not be recovered by the return on the Fund’s portfolio. Leverage will increase the investment return of the Fund if an investment purchased with or utilizing leverage earns a greater return than the cost to the Fund of such leverage. The use of leverage will decrease the investment return if the Fund fails to recover the cost of such leverage.

Equity Securities Generally. The Fund expects to buy and sell private and public equity securities. The value of equity securities of public and private, listed and unlisted companies and equity derivatives generally varies with the performance of the issuer and movements in the equity markets. As a result, the Fund may suffer losses if it invests in equity instruments of issuers whose performance diverges from the Investment Manager's expectations or if equity markets generally move in a single direction and the Fund has not hedged against such a general move. The Fund also may be exposed to risks that issuers will not fulfill contractual obligations such as, in the case of convertible securities or private placements, delivering marketable common stock upon conversions of convertible securities and registering restricted securities for public resale.

Debt Securities Generally. The Fund expects to buy and sell private and government debt securities and instruments. The Fund may buy or sell debt instruments that are unrated, and whether or not rated, the debt instruments may have speculative characteristics. The issuers of such instruments (including sovereign issuers) may face significant ongoing uncertainties and exposure to adverse conditions that may undermine the issuer's ability to make timely payment of interest and principal. Such instruments are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions.

Sovereign Debt. The Fund expects to buy and sell sovereign debt. Several factors may affect (i) the ability of a government, its agencies, instrumentalities or its central bank to make payments on the debt it has issued (“Sovereign Debt”), including securities that the Investment Manager believes are likely to be included in restructurings of the external debt obligations of the issuer in question, (ii) the market value of such debt and (iii) the inclusion of Sovereign Debt in future restructurings, including such issuer’s (x) balance of trade and access to international financing, (y) cost of servicing such obligations, which may be affected by changes in international interest rates, and (z) level of international currency reserves, which may affect the amount of non-U.S. exchange available for external debt payments. Significant ongoing uncertainties and exposure to adverse conditions may undermine the issuer’s ability to make timely payment of interest and principal, and issuers may default on their Sovereign Debt.

Saba Capital Income & Opportunities Fund (Unaudited)	Material Risk Factors

October 31, 2022

Distressed Securities. The Fund may invest in "below investment grade" securities and obligations of issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Certain debt instruments purchased by the Investment Manager for the Fund may be non-performing and possibly in default. Furthermore, the obligor or relevant guarantor may also be in bankruptcy or liquidation. There can be no assurance as to the amount and timing of payments, if any, with respect to the loans. These securities are likely to be particularly risky investments although they also may offer the potential for correspondingly high returns. Among the risks inherent in investments in troubled entities is the fact that it frequently may be difficult to obtain information as to the true condition of such issuers. Such investments may also be adversely affected by laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability and the bankruptcy court's power to disallow, reduce, subordinate or disenfranchise particular claims. Such companies' securities may be considered speculative, and the ability of such companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within such companies. In addition, there is no minimum credit standard that is a prerequisite to the Fund's investment in any instrument, and a significant portion of the obligations and securities in which the Fund invests may be less than investment grade. The level of analytical sophistication, both financial and legal, necessary for successful investment in companies experiencing significant business and financial difficulties is unusually high. There is no assurance that the Investment Manager will correctly evaluate the value of the assets underlying the Fund's investments or the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund's original investment and/or may be required to accept payment over an extended period of time. Under such circumstances, the returns generated from the Fund's investments may not compensate the investors adequately for the risks assumed.

In certain transactions, the Fund may not be "hedged" against market fluctuations, or, in liquidation situations, may not accurately value the assets of the company being liquidated. This can result in losses, even if the proposed transaction is consummated.

High-Yield Securities. The Fund expects to invest in bonds or other fixed income securities, including, without limitation, "higher yielding" (including non-investment grade) debt securities, and may take short positions in these securities. Such securities are generally not exchange traded and, as a result, these financial instruments trade in the over-the-counter marketplace, which is less transparent and has wider bid/ask spreads than the exchange-traded marketplace. The Fund may invest in these securities when they offer opportunities for capital appreciation (or capital depreciation in the case of short positions) and may also invest in these securities for temporary defensive purposes and to maintain liquidity. High-yield securities include, among other securities: bonds, notes and debentures issued by U.S. and non-U.S. corporations and U.S. Government securities or debt securities issued or guaranteed by a non-U.S. government. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations.

In addition, the Fund may invest in bonds of issuers that do not have publicly traded equity securities, making it more difficult to hedge the risks associated with such investments. Also, the market for credit spreads is often inefficient and illiquid, making it difficult to accurately calculate discounting spreads for valuing financial instruments. High-yield securities face ongoing uncertainties and exposure to adverse business, financial or economic conditions which could lead to the issuer's inability to meet timely interest and principal payments. High-yield securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). High-yield securities may or may not be subordinated to certain other outstanding securities and obligations of the issuer, which may be secured by substantially all of the issuer's assets. High-yield securities may also not be protected by financial covenants or limitations on additional indebtedness.

The market values of certain of these lower-rated and unrated debt securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher-rated securities. Companies that issue such securities are often highly leveraged and may not have available to them more traditional methods of financing. It is possible that a major economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is possible that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default of such securities.

Bank Loans. The Fund's investment program may include investments in significant amounts of bank loans and participations. These obligations are subject to unique risks, including: (i) the possible invalidation of an investment transaction as a fraudulent conveyance under relevant creditors' rights laws; (ii) so-called lender-liability claims by the issuer of the obligations; (iii) environmental liabilities that may arise with respect to collateral securing the obligations; and (iv) limitations on the ability of the Fund to directly enforce its rights with respect to participations. In analyzing each bank loan or participation, the Investment Manager attempts to compare the relative significance of the risks against the expected benefits of the investment. Successful claims by third parties arising from these and other risks will be borne by the Fund.

Annual Report | October 31, 2022	7

Saba Capital Income & Opportunities Fund (Unaudited)	Material Risk Factors

October 31, 2022

As secondary market trading volumes increase, new loans are frequently adopting standardized documentation to facilitate loan trading, which may improve market liquidity. There can be no assurance, however, that future levels of supply and demand in loan trading will provide an adequate degree of liquidity or that the current level of liquidity will continue. Because of the provision to holders of such loans of confidential information relating to the borrower, the unique and customized nature of the loan agreement, and the private syndication of the loan, loans are not as easily purchased or sold as a publicly traded security, and historically the trading volume in the loan market has been small relative to the high-yield debt market.

Non-Investment Grade and Unrated Instruments. A portion of the Fund's assets may be invested in instruments that are unrated or have a credit quality rating below investment grade by internationally recognized credit rating organizations, such as Moody's Investors Service Inc. and S&P Global Ratings. The market prices of those securities may fluctuate more than higher-rated securities, and may decline significantly in periods of general economic difficulty. Those securities generally are considered to have extremely poor prospects of ever attaining any real investment grade standing and to have a current identifiable vulnerability to default. The issuers or guarantors of those securities are considered to be less likely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions. Alternatively, such issuers may be in default or not current in the payment of interest or principal. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than issuers of higher grade debt securities. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be less liquid and less active than for higher grade debt securities.

Inflation Risks. The value of assets or income from investments may be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund's assets can decline as can the value of the Fund's distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Credit Risk. An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Interest Rate Risk. Changes in interest rates will affect the value of the Fund's investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Default Swaps. The Fund may invest in credit default swaps. A credit default swap is a contract between two parties which transfers the risk of loss if a company fails to pay principal or interest on time or files for bankruptcy. In essence, an institution which owns corporate debt instruments can purchase a limited form of default protection by entering into a credit default swap with another bank, broker-dealer or financial intermediary. Upon an event of default, the swap may be terminated in one of two ways: (i) by the purchaser of credit protection delivering the referenced instrument to the swap counterparty and receiving a payment of par value, or (ii) by the parties pairing off payments, with the purchaser of the protection receiving a payment equal to the par value of the reference security less the price at which the reference security trades subsequent to default. The first way is the more common form of credit default swap termination.

In the manner described above, credit default swaps can be used to hedge a portion of the default risk on a single corporate bond or a portfolio of bonds. Credit default swaps can be used to implement the Investment Manager's view that a particular credit, or group of credits, will experience credit improvement. In the case of expected credit improvement, the Fund may sell credit default protection in which it receives a premium to take on the risk. In such an instance, the obligation of the Fund to make payments upon the occurrence of a credit event creates leveraged exposure to the credit risk of the referenced entity. The Fund may also "purchase" credit default protection even in the case in which it does not own the referenced instrument if, in the judgment of the Investment Manager, there is a high likelihood of credit deterioration.

Saba Capital Income & Opportunities Fund (Unaudited)	Material Risk Factors

October 31, 2022

The credit default swap market in high-yield securities is evolving compared to the credit default swap market for more seasoned and liquid investment grade securities. Swap transactions dependent upon credit events are priced incorporating many variables including the pricing and volatility of the common stock, potential loss upon default and the shape of the U.S. Treasury Yield curve, among other factors. As such, there are many factors upon which market participants may have divergent views. The Investment Manager may also enter into credit default swap transactions, even if the credit outlook is positive, if it believes that participants in the marketplace have incorrectly valued the components which determine the value of a swap.

Widening and Narrowing Credit Spreads. The Fund will be impacted by the widening or narrowing of credit spreads. If credit spreads were to narrow, it may result in an increase in the cost to the Fund of buying securities to cover the short position or resulting in the inability of the Fund to cover the short position.

Index or Index Options. The Fund may also purchase and sell indices as well as call and put options on indices, whether or not stock indices are listed on securities exchanges or traded in the over-the-counter market. An index or index option fluctuates with changes in the market values of the securities included in the index. Specifically, investments in the CDX and iBoxx indices will fluctuate based upon the value of the underlying components of the index. In addition, because the value of an index or index option depends upon movements in the level of the index rather than the price of a particular asset, whether the Fund will realize gains or losses from the purchase or writing of options on indices depends upon movements in the level of instrument prices in the assets generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of particular assets.

Trading of Swaps. The Fund may enter into swap transactions. A swap transaction is an individually negotiated, non-standardized derivative agreement between two parties to exchange cash flows (and sometimes principal amounts) measured by different interest rates, currency exchange rates, securities, commodities or other items, indices, or prices, with payments generally calculated by reference to a principal ("notional") amount or quantity. Swap contracts are not traded on exchanges and are not otherwise regulated, and as a consequence investors in such contracts do not benefit from regulatory protections. Swap trading is similar to the spot and forward markets in that banks, broker-dealers or their affiliates generally act as principals in the swap markets, and the Fund is subject to risks similar to those described in the discussion of the spot and forward markets.

Catastrophe Bonds. Event-linked or catastrophe bonds carry material uncertainties and risk exposures to adverse conditions. If a trigger event, as defined within the terms of the bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the Fund may lose a portion or all of its investment in such security, including accrued interest and/or principal invested in such security. Because Catastrophe Bonds cover “catastrophic” events that, if they occur, will result in significant losses, Catastrophe Bonds carry a high degree of risk of loss and are considered “high yield” or “junk bonds.” The rating, if any, primarily reflects the rating agency’s calculated probability that a predefined trigger event will occur. Thus, lower-rated bonds have a greater likelihood of a triggering event occurring and loss to the Fund.

Catastrophe Bonds are also subject to extension risk. The sponsor of such an investment might have the right to extend the maturity of the bond or note to verify that the trigger event did occur or to process and audit insurance claims. The typical duration of mandatory and optional extensions of maturity for reinsurance-related securities currently is between three months to two years. In certain circumstances, the extension may exceed two years. An extension to verify the potential occurrence of a trigger event will reduce the value of the bond or note due to the uncertainty of the occurrence of the trigger event and will hinder the Fund’s ability to sell the bond or note. Even if it is determined that the trigger event did not occur, such an extension will delay the Fund’s receipt of the bond’s or note’s principal and prevent the reinvestment of such proceeds in other, potentially higher yielding securities.

Quota Share Notes, Excess of Loss Notes and ILW Notes. The Fund may invest, directly or indirectly, in reinsurance contracts through shares or notes issued in connection with quota shares and / or may gain exposure to reinsurance contracts through excess of loss notes and/or industry loss warranties (collectively, “Reinsurance Notes”). As Reinsurance Notes represent an interest, either proportional or non-proportional, in one or more underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contract(s) and, therefore, must rely upon the risk assessment and sound underwriting practices of the sponsor. Accordingly, it may be more difficult to fully evaluate the underlying risk profile of Reinsurance Notes, which may place the Fund’s assets at greater risk of loss than if the Investment Manager had more complete information. The lack of transparency may also make the valuation of such investments more difficult and potentially result in mispricing that could result in losses to the Fund. In Reinsurance Notes, the Fund cannot lose more than the amount invested.

Annual Report | October 31, 2022	9

Saba Capital Income & Opportunities Fund (Unaudited)	Material Risk Factors

October 31, 2022

Reinsurance Industry Risk. The performance of reinsurance-related securities and the reinsurance industry itself are tied to the occurrence of various triggering events, including weather, natural disasters (hurricanes, earthquakes, etc.), non-natural large catastrophes and other specified events causing physical and/or economic loss. If the likelihood and severity of natural and other large disasters increase, the risk of significant losses to reinsurers may also increase. Typically, one significant triggering event (even in a major metropolitan area) will not result in financial failure to a reinsurer. However, a series of major triggering events could cause the failure of a reinsurer. Similarly, to the extent the Fund invests in reinsurance-related securities for which a triggering event occurs, losses associated with such event could result in losses to the Fund’s investment, and a series of major triggering events affecting a large portion of the reinsurance-related securities held by the Fund could result in substantial losses to the Fund’s investment. In addition, unexpected events such as natural disasters or terrorist attacks could lead to government intervention. Political, judicial and legal developments affecting the reinsurance industry could also create new and expanded theories of liability or regulatory or other requirements; such changes could have a material adverse effect on the Fund’s investment.

Duration of Reinsurance-Related Securities. The determination of the level of losses under a reinsurance-related security may be a protracted process and the realizable value of these reinsurance-related securities, particularly those with respect to which a loss event has occurred, will be delayed until the related collateral, if any, is released to the Fund and any remaining associated liabilities are finally determined.

Modeling Risk. The Investment Manager, in selecting certain investments for the Fund, may consider risk models created in-house or by third parties that are based, in part, on prior transactions, quantitative analysis and industry knowledge. Risk models are designed to assist investors, governments and businesses to understand the potential impact of a wide variety of events and allow such parties to analyze the probability of loss. Risk models are created using historical, scientific and other related data and may incorporate quantitative methods. Because such risk models are based in part upon historical data and averages, there is no guarantee that such information will accurately predict the future occurrence or severity of any particular event and thus may fail to accurately calculate the probability of an event and may underestimate the likelihood of an event. Securities or other investments selected using such methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the analytical framework, the weights placed on each factor, and changing sources of market returns, among others. In addition, any errors or imperfections in a risk model (quantitative or otherwise), analyses, the data on which they are based or any technical issues with the construction of the models (including, for example, data problems and/or software or other implementation issues) could adversely affect the ability of the Investment Manager to use such analyses or models effectively, which in turn could adversely affect the Fund’s performance. Risk models are used by the Investment Manager as one input in its risk analysis process for Fund investments. There can be no assurance that these methodologies will help the Fund to achieve its investment objective.

Unrated Securities Risk. The Fund may have exposure to securities that are unrated. Accordingly, the Fund’s unrated investments could constitute a risky and speculative investment. In addition, such investments may be subject to greater risks than other investments, including greater levels of risk related to changes in interest rates, credit risk (including a greater risk of default), and illiquidity risk. Unrated investments may be more susceptible to real or perceived adverse economic and competitive industry or business conditions than higher-grade investments. Yields on such investments will fluctuate and may, therefore, cause the Fund’s value to be more volatile.

Illiquid Investments. The Fund may invest in securities, bank debt, private funds and companies, other assets and/or third-party managers and other claims, which are subject to legal or other restrictions on transfer or for which no liquid market exists. The market prices, if any, for such investments tend to be volatile and may not be readily ascertainable, and the Fund may not be able to execute a buy or sell order on exchanges at the desired price or to liquidate an open position due to market conditions, including the operation of daily price fluctuation limits. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. The Fund may not be able to readily dispose of such illiquid investments and, in some cases, may be contractually prohibited from disposing of such investments for a specified period of time. If trading on an exchange is suspended or restricted, the Fund may not be able to execute trades or close out positions on terms that the Investment Manager believes are desirable. Realization of value from such investments may be difficult in the short-term, or may have to be made at a substantial discount compared to other freely tradable investments. An investment in the Fund is suitable only for certain sophisticated investors who do not require immediate liquidity for their investments.

Valuation. Securities which the Investment Manager believes are fundamentally undervalued or overvalued may not ultimately be valued in the capital markets at prices and/or within the time frame the Investment Manager anticipates. In particular, purchasing securities at prices which the Investment Manager believes to be distressed or below fair value is no guarantee that the price of such securities will not decline even further.

Saba Capital Income & Opportunities Fund (Unaudited)	Material Risk Factors

October 31, 2022

Derivative Investments. The prices of derivative instruments, including futures and options, are volatile. Payments made pursuant to swap agreements may also be volatile. Price movements of futures and options contracts and payments pursuant to swap agreements are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The value of futures, options and swap agreements also depends upon the price of the commodities underlying them. In addition, the Fund's assets are subject to the risk of the failure of any of the exchanges on which its positions trade or of its clearinghouses or counterparties.

The Fund may buy or sell (write) both call options and put options, and when it writes options, it may do so on a "covered" or an "uncovered" basis. A call option is "covered" when the writer owns securities of the same class and amount as those to which the call option applies. A put option is covered when the writer has an open short position in securities of the relevant class and amount. The Fund's option transactions may be part of a hedging strategy (i.e., offsetting the risk involved in another securities position) or a form of leverage, in which the Fund has the right to benefit from price movements in a large number of securities with a small commitment of capital. These activities involve risks that can be substantial, depending on the circumstances.

In general, without taking into account other positions or transactions the Fund may enter into, the principal risks involved in options trading can be described as follows: When the Fund buys an option, a decrease (or inadequate increase) in the price of the underlying security in the case of a call, or an increase (or inadequate decrease) in the price of the underlying security in the case of a put, could result in a total loss of the Fund's investment in the option (including commissions). The Fund could mitigate those losses by selling short, or buying puts on, the securities for which it holds call options, or by taking a long position (e.g., by buying the securities or buying calls on them) in securities for which it holds put options.

When the Fund sells (writes) an option, the risk can be substantially greater than when it buys an option. The seller of an uncovered call option bears the risk of an increase in the market price of the underlying security above the exercise price. The risk is theoretically unlimited unless the option is "covered". If it is covered, the Fund would forego the opportunity for profit on the underlying security should the market price of the security rise above the exercise price. If the price of the underlying security were to drop below the exercise price, the premium received on the option (after transaction costs) would provide profit that would reduce or offset any loss the Fund might suffer as a result of owning the security.

Swaps and certain options and other customized instruments are subject to the risk of non-performance by the swap counterparty, including risks relating to the creditworthiness of the swap counterparty, market risk, liquidity risk and operations risk.

Hedging Transactions. The Fund may utilize financial instruments, both for investment purposes and for risk management purposes in order to (i) protect against possible changes in the market value of the Fund's investment portfolio resulting from fluctuations in the securities markets and changes in interest rates; (ii) protect the Fund's unrealized gains in the value of the Fund's investment portfolio; (iii) facilitate the sale of any such investments; (iv) enhance or preserve returns, spreads or gains on any investment in the Fund's portfolio; (v) hedge the interest rate or currency exchange rate on any of the Fund's liabilities or assets; (vi) protect against any increase in the price of any securities the Fund anticipates purchasing at a later date or (vii) for any other reason that the Investment Manager deems appropriate.

The success of the Fund's hedging strategy will depend, in part, upon the Investment Manager's ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the portfolio investments being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund's hedging strategy will also be subject to the Investment Manager's ability to continually recalculate, readjust and execute hedges in an efficient and timely manner. While the Fund may enter into hedging transactions to seek to reduce risk, such transactions may result in a poorer overall performance for the Fund than if it had not engaged in such hedging transactions. For a variety of reasons, the Investment Manager may not seek to establish a perfect correlation between the hedging instruments utilized and the portfolio holdings being hedged. Such an imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. The Investment Manager may not hedge against a particular risk because it does not regard the probability of the risk occurring to be sufficiently high as to justify the cost of the hedge, or because it does not foresee the occurrence of the risk. The successful utilization of hedging and risk management transactions requires skills complementary to those needed in the selection of the Fund's portfolio holdings.

Closed-End Funds. The Fund may invest in CEFs that are operated by a diversified group of closed-end fund managers (“CEF Managers”). To the extent that such CEFs invest in financial instruments similar to those invested in by the Fund, the risk factors that are set forth herein with respect to such instruments will also apply to the CEFs in which the Fund invests, and thus indirectly apply to the Fund.

Annual Report | October 31, 2022	11

Saba Capital Income & Opportunities Fund (Unaudited)	Material Risk Factors

October 31, 2022

Special Purpose Acquisition Companies. A SPAC is a publicly traded company formed for the purpose of raising capital through an initial public offering to fund the acquisition, through a merger, capital stock exchange, asset acquisition or other similar business combination, of one or more operating businesses that are typically not publicly-listed. Following the acquisition of a target company, a SPAC's management team may exercise control over the management of the combined company in an effort to increase its value. Often now, though, management of the target company will continue to manage the now publicly-traded business subsequent to completion of its business combination with the SPAC. Capital raised through the initial public offering of securities of a SPAC is typically placed into a trust account until acquired business combination is completed or a predetermined period of time (typically 24 months) elapses. Investors in a SPAC would receive a return on their investment in the event that a target company is acquired and the combined publicly-traded company's shares trade above the SPAC's initial public offering ("IPO") price, or alternatively, the market price at which an investor acquired a SPAC's shares subsequent to its IPO. In the event that a SPAC is unable to locate and acquire a target business by the timeframe established at the time of its IPO, the SPAC would be forced to liquidate its assets, which may result in losses due to the expenses and liabilities of the SPAC, to the extent third-parties are permitted to bring claims against IPO proceeds held in the SPAC's trust account. Investors in a SPAC are subject to the risk that, among other things, (i) such SPAC may not be able to complete a qualifying business combination by the deadline established at the time of its IPO, (ii) assets in the trust account may become subject to third-party claims against such SPAC, which may reduce the per share liquidation value received by the investors in the SPAC in the event it fails to complete a business combination within the required time period, (iii) such SPAC may be exempt from the rules promulgated by the SEC to protect investors in "blank check" companies, such as Rule 419 promulgated under the Securities Act of 1933, as amended (the "Securities Act"), so that investors in such SPAC may not be afforded the benefits or protections of those rules, (iv) such SPAC will likely only complete one business combination, which will cause its returns and future prospects to be solely dependent on the performance of a single acquired business, (v) the value of any target business, including its stock price as a public company, may decrease following its acquisition by such SPAC, (vi) the value of the funds invested and held in the trust account may decline, (vii) the inability to redeem due to the failure to hold the securities in the SPAC on the applicable record date to do so, and (viii) if the SPAC is unable to consummate a business combination, public stockholders will be forced to wait until the deadline before liquidating distributions are made. The Fund may invest in a SPAC that, at the time of investment, has not selected or approached any prospective target businesses with respect to a business combination. In such circumstances, there may be limited basis for the Fund to evaluate the possible merits or risks of such SPAC's investment in any particular target business. In addition, to the extent that a SPAC completes a business combination, it may be affected by numerous risks inherent in the business operations of the acquired company or companies. For these and additional reasons, investments in SPACs are speculative and involve a high degree of risk.

Further, SPACs are structured as publicly-traded blank check companies. Accordingly, the Fund will also be subject to risks that arise from investments in vehicles that are managed by independent third parties, as well as the risk that the underlying business combinations being pursued by the SPACs in which the Fund invests will not be consummated or will not be successful.

Founder’s Equity and Sponsor Vehicle Investments. The Fund may invest in founder’s equity, consisting of founder’s shares and/or private placement warrants issued by a SPAC in connection with its formation and IPO, either directly or indirectly through equity interests in a related sponsor vehicle which holds such founders equity instruments. Founder’s shares are similar to the shares of stock issued by a SPAC in its IPO, but have no right to receive any proceeds from a SPAC's trust account pursuant to redemption or liquidation of the SPAC. Similarly, private placement warrants have terms that mirror those of the warrants issued by a SPAC in connection with its IPO, but expire worthless if the SPAC fails to consummate a qualifying business combination within the required time period. As a result, an investment in founder’s equity of a SPAC poses a risk of total loss of investment in the event the SPAC is unsuccessful in completing a business combination. In addition, the Fund may be required to agree to certain terms, including with respect to the acquisition, holding and/or voting of its liquid position in a SPAC, in order to receive exposure to a SPAC's founder’s equity. Any founders shares distributed to the Fund will also typically be subject to a lock-up period subsequent to completion of a business combination, which will restrict the Fund's ability to dispose of such shares for up to one year after a SPAC completes its business combination. Similar to SPAC PIPE shares, founder’s shares, private placement warrants, and any shares issued upon exercise of such private placement warrants, will also be restricted securities, which further limit their liquidity absent registration under the Securities Act.

Risks Relating to Investments In Exchange Traded Funds/Trusts that invest in cryptocurrencies or similar assets that utilize blockchain technology. Consistent with the Fund’s closed-end fund investment approach, where the Fund seeks to capitalize on the difference between a closed-end fund’s aggregate asset value and its net asset value, the Fund has and may in the future invest in exchange traded investment funds/trusts that invest in cryptocurrencies or similar assets that utilize blockchain technology (such as, the Grayscale Bitcoin Trust) and the Fund may hedge such investments through the use of other securities (including other exchange trade funds that own virtual currencies) and derivatives of virtual currencies, in each case, to the extent permitted by, and in accordance with, any future law, regulation, guidance, or exemptive relief provided by the SEC or its staff or other regulatory agency or body having jurisdiction. The Fund expects that any such investments are likely to constitute only a small proportion of its portfolio.

Saba Capital Income & Opportunities Fund (Unaudited)	Material Risk Factors

October 31, 2022

The following Risk Factors relate to investment held by exchange traded investment funds/trusts that invest in cryptocurrencies or similar assets:

Virtual currencies are relatively new, evolving products based upon new and evolving technologies. An investment in any virtual currency is subject to a variety of risks, including technological, security and regulatory risks as well as associated uncertainties over the future existence, support and development of such virtual currency. Virtual currencies may also experience unusual volatility. Any such investment is highly speculative and subject to the risk that the entirety or a material portion of such investment or its value may be lost. Virtual currency derivatives, such as futures or options on futures on a virtual currency, are also a relatively new asset class, and trading in these instruments, like trading in the virtual currencies themselves, carries a high level of risk. Investments in virtual currency derivatives, like direct investments in virtual currencies, should be considered speculative and may to result in a total loss of capital. Virtual currencies are not legal tender, but a type of highly decentralized electronic commodity that is not typically backed by any intermediating authority, such as a central bank or a national, supra-national or quasinational organization, or any hard assets, human capital, or other form of credit. Rather, their value is based on (and fluctuates frequently according to) supply and demand factors, the number of merchants that accept the currency, and the value that various market participants place on it through their mutual agreement, barter or transactions.

The creation of new units of the virtual currency, as well recordation of ownership and transactions in the currency, is typically driven by an algorithmic system distributed over a very large computer network with many participants. Typically, an individual virtual currency unit exists as a record in a digital file, based upon a mathematical proof, and is comprised of a public key that encrypts a transaction value and a private key that decrypts it. Virtual currencies allow users to send payments within a decentralized, peer-to-peer network, and do not require a central clearinghouse or financial institution clearing transactions.

Cybersecurity Risk. Because of the cryptographic characteristics of virtual currency networks and their large number of users, direct attacks on the integrity of a virtual currency network (such as to change ownership, the number of units of the virtual currency in circulation, or the history of transactions) are generally considered impractical, but new technological developments or unforeseen technical flaws in a virtual currency’s algorithm could create opportunities for disruption. If the basic algorithm of a virtual currency were compromised, the value of the virtual currency itself, and derivatives thereupon, could be severely affected. Note, also, that the electronic exchanges and third-party custodians that facilitate trading in virtual currencies may experience, and have experienced, cybersecurity incidents of their own. As described below, depending upon the electronic custody arrangements used by an exchange, a compromise of its systems can result in an irreversible loss of virtual currency for users even if the algorithm of the virtual currency itself remains technically sound. Hackers or malicious actors may launch attacks to steal, compromise, or secure virtual currencies, such as by attacking virtual currency network source code, exchange servers, third-party platforms, cold and hot storage locations or software, or virtual currency transaction history, or by other means. Depending upon the scale of such an incident, it could have systemic effects upon the value and liquidity of a virtual currency. Although virtual currency derivatives may not be directly exposed to this latter so-called “wallet risk”, major disruptions to one or more virtual currency exchanges could have valuation effects on a virtual currency that would negatively impact the value of its derivatives in turn.

Risks Associated With “Digital Wallets”. Exchange traded funds and trusts may use digital currency “wallets” (a “virtual currency wallet” being a programmatic record system that contains virtual currency units) provided by exchanges or other third-parties to hold all or a portion of such exchange traded fund’s and trust’s virtual currencies. Such funds may be unable to conduct detailed information technology diligence on such third-party wallet providers and, as a result, may not be aware of all security vulnerabilities and risks. Certain third-party wallet providers might not indemnify the exchange traded fund or trust against any losses of virtual currencies. Certain virtual currencies are intended to be controllable only by the possessor of both the unique public and private keys relating to the local or online digital wallet in which such virtual currencies are held. If private keys relating to such exchange traded fund’s or trust’s virtual currency holdings are lost, destroyed or otherwise compromised and such private keys are not capable of being restored by a virtual currency network, such exchange traded fund or trust may be unable to access the related virtual currencies. Further, virtual currencies are typically transferred digitally, through electronic media not controlled or regulated by any entity. If a virtual currency transfers to the wrong destination, the exchange traded fund or trust may be unable to recover the virtual currency or its value.

Price Volatility Risks. A principal risk in trading virtual currencies and virtual currency derivatives is the rapid fluctuation of their market price. Virtual currencies experience significant price volatility, which may result in substantial changes in the value of a derivative contract on the underlying virtual commodity. The price of virtual currencies may be affected generally by a wide variety of complex and difficult to predict factors such as virtual currency supply and demand; rewards and transaction fees for the recording of transactions; availability and access to virtual currency service providers (such as payment processors), exchanges or other virtual currency users and market participants; perceived or actual virtual currency network or virtual currency security vulnerability; inflation levels; fiscal policy; interest rates; and political, natural and economic events. Additionally, the highly distributed nature of virtual currency trading can complicate efficient price discovery for a virtual currency in the marketplace, an effect compounded by the fact that the distributed network responsible for processing virtual currency transactions may have a relatively limited transaction volume.

Annual Report | October 31, 2022	13

Saba Capital Income & Opportunities Fund (Unaudited)	Material Risk Factors

October 31, 2022

Fluctuations in the underlying virtual currency’s value between the time that a trade is placed for a virtual currency futures contract and the time that an attempt is made to it liquidate it will affect the value of a futures contract and the potential profit and losses related to it.

Like futures generally, virtual currency futures are also traded using initial margin, which permits positions to be established in these instruments whose value exceeds the initial investment. Because the initial margin of a virtual currency derivative may be set as a percentage of the value of the contract, margin requirements for a long position may significantly increase if price of the contract rises. Additionally, due to the leverage effect provided by initial margin, unfavorable movements in the price of a virtual currency future can produce substantial losses compared to the size of the size of the initial investment. These risks are enhanced in the context of increased price volatility. There is no guarantee that the exchange traded fund or trust will be able to achieve a better than average market price for virtual currencies in owns through such exchange traded fund or trust or virtual currency derivatives or will purchase such assets at the most favorable price available.

Virtual Currencies are Speculative Investments. To date, speculators and investors seeking to profit from either short- or long-term holding of virtual currencies have driven much of the demand for these products. Virtual currencies typically have a very limited commercial and retail market application, thus contributing to price volatility that could adversely affect an investment. Virtual currencies are not yet widely adopted as a means of payment for goods and services, and banks and other established financial institutions may refuse to process funds for virtual currency transactions, process wire transfers to or from their exchanges, as well as virtual currency-related companies or service providers, or maintain accounts for persons or entities transacting in virtual currencies. Accordingly, investments in virtual currencies and virtual currency derivatives should be considered highly speculative.

Risk of Competition. As purely algorithmic constructs, virtual currencies present a relatively low barrier to entry for new financial products, and competitive products for a particular virtual currency may readily develop and vie for market share.

Fees Associated With Virtual Currency Networks. Virtual currency network participants may charge a fee for effectuating certain essential services, such as transaction recording. These fees are sensitive to prevailing market conditions and may increase during periods of high volume.

Risks Associated With Virtual Currency Exchanges. The virtual currency exchanges on which virtual currencies trade are relatively new and largely unregulated and may therefore be more exposed to theft, fraud and failure than established, regulated exchanges for other products. Liquidity for a virtual currency may be inconsistent or limited, particularly during periods of market stress. Virtual currency exchanges may impose daily, weekly, monthly or customer-specific transaction or distribution limits or suspend redemptions entirely, rendering the exchange of virtual currency difficult or impossible. Virtual currency exchanges are appealing targets for cybercrime, hackers and malware. It is possible that any such exchange may cease operations due to theft, fraud, security breach, liquidity issues, anti-money laundering issues or government investigation. While the virtual currency spot trading market is relatively unregulated, investors should note that both U.S.-domestic and foreign regulators have applied serious sanctions, including trading bans, to virtual currency exchanges that were found derelict under applicable laws. In addition, banks may refuse to process wire transfers to or from exchanges. Over the past several years, many exchanges have, indeed, closed due to fraud, theft, government or regulatory involvement, failure or security breaches, or banking issues. The exchange traded fund and trust may be unable to replace missing virtual currencies or seek reimbursement for any theft of virtual currencies.

While virtual currencies have been determined to be commodities under the U.S. Commodity Exchange Act, as amended, the CFTC’s regulatory oversight authority over commodity cash markets is limited. The CFTC maintains general anti-fraud and manipulation enforcement authority over virtual currency cash markets as a commodity in interstate commerce. However, recourse for recovery of any fiat currency lost as a result of participating in a virtual currency exchange may be limited in practice due to technological considerations. The spot and underlying markets for virtual currency are relatively opaque systems in which the ultimate beneficial owners of units of virtual currency may be difficult or impossible to identify, complicating antitheft and antifraud measures by virtual currency exchanges or regulators.

Saba Capital Income & Opportunities Fund (Unaudited)	Material Risk Factors

October 31, 2022

Risks Associated With Virtual Currency Derivatives Exchanges. Futures exchanges subject to U.S. jurisdiction that trade in virtual currency derivatives are responsible for regulating their activities with CFTC oversight; certain exchanges have also contracted with the NFA to implement monitoring and rule compliance in furtherance of the CFTC’s rules. Exchange-traded virtual currency derivatives that are subject to CFTC jurisdiction mitigate some of the risks of direct participation in virtual currency trading by interposing regulated facilities and contracts between traders and the underlying virtual currency market. Nevertheless, to the extent that disruptions in the exchanges of an underlying virtual currency affect the value of that commodity, derivatives in that virtual currency may be negatively impacted as well.

Futures commission merchants may impose enhanced trading restrictions upon virtual currency derivatives due to their novel and highly speculative nature. Virtual currency derivatives contracts may be subject to additional margin, dynamic price limits, position limits, or prohibitions on trading strategies such as certain forms of short selling or give-up/give-in transactions. Designated contract markets for virtual currency derivatives may impose trading halts that may restrict a market participant’s ability to exit a position during a period of high volatility. Such features could affect the ability of the Investment Manager to expand or exit a position in virtual currency derivatives at the most financially opportune moment, potentially resulting in losses to the Fund.

Additional Regulatory Considerations. The regulatory schemes affecting virtual currencies may not be fully developed. Government action or regulation may directly or indirectly affect a virtual currency market or network, influencing virtual currency use or prices. It is possible that any jurisdiction may, in the near or distant future, adopt laws, regulations, policies or rules directly or indirectly affecting a virtual currency network, generally, or restricting the right to acquire, own, hold, sell, convert, trade, use or exchange virtual currencies. Like virtual currencies themselves, virtual currency derivatives exist within an evolving regulatory landscape and could also become subject to new regulations with valuation consequences for these instruments. Such changes could be difficult or impossible to predict.

Additional Tax Considerations. Many significant aspects of the tax treatment of investments in cryptocurrency are uncertain, and a direct or indirect investment in cryptocurrency may produce income that if directly earned by a regulated investment company like the Fund, would be treated as non-qualifying income for purposes of the income test applicable to regulated investment companies. Accordingly, to the extent the Fund invests in cryptocurrencies futures, or investment vehicles that invest in cryptocurrencies, it will do so through a subsidiary.

In 2014, the IRS released a notice (the “Notice”) discussing certain aspects of “convertible virtual currency” (that is, digital assets that have an equivalent value in fiat currency or that act as a substitute for fiat currency) for U.S. federal income tax purposes and, in particular, stating that such a digital asset (i) is “property,” (ii) is not “currency” for purposes of the rules relating to foreign currency gain or loss and (iii) may be held as a capital asset. In 2019, the IRS released a revenue ruling and a set of “Frequently Asked Questions” (the “Ruling & FAQs”) that provide some additional guidance. However, the Notice and the Ruling & FAQs do not address other significant aspects of the U.S. federal income tax treatment of digital assets.

Other tax issues include the income and withholding taxation of incidental rights received through a fork in the blockchain, airdrops offered to bitcoin holders and other similar events, including situations where such rights are disclaimed, as is expected with respect to Grayscale Bitcoin Trust’s intended treatment of such events. There is limited guidance from the IRS with respect to the treatment of bitcoin for tax purposes. In any event, there can be no assurance that the IRS will not alter its positions or otherwise provide further guidance, potentially retroactive in effect, with respect to digital assets in the future or that a court would uphold the treatment set forth in the Notice and the Ruling & FAQs or in other guidance.

It is unclear what additional guidance on the treatment of digital assets for U.S. federal, state and local income tax purposes may be issued or when such guidance may be issued. Because of the evolving nature of digital assets, it is not possible to predict potential future developments that may arise with respect to digital assets. Any future guidance on the treatment of digital assets for federal, state or local tax purposes could result in adverse tax consequences for the Fund or the subsidiary and could have an adverse effect on the value of bitcoin, ether and other cryptocurrencies.

Annual Report | October 31, 2022	15

Saba Capital Income & Opportunities Fund (Unaudited)	Material Risk Factors

October 31, 2022

The foregoing list of material risk factors does not purport to be a complete enumeration or explanation of the risks involved in an investment in the Fund. The Fund opportunistically implements strategies it believes from time to time will be best suited to prevailing market conditions and to the Investment Manager’s investment experience. Such strategies or approaches may involve higher levels of risk than the ones discussed herein. There can be no assurance that the Investment Manager will be successful in applying any strategy or discretionary approach to the Fund’s investments.

Investors and prospective investors should read this entire risk disclosure as well as the more complete list of Fund Risk Factors and other materials set forth on the Fund’s website (https://www.sabacef.com), the definitive proxy describing the Fund’s current investment program (as amended), and the Fund’s Prospectus. Investors and prospective investors should consult with their own advisors before deciding whether to invest in the Fund. In addition, prospective and current investors should note that the Prospectus is and may become outdated and/or inaccurate as the Fund's investment program may develop and change over time. An investment in the Fund may be subject to additional and different risk factors that are not outlined above.

Saba Capital Income & Opportunities Fund	Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Saba Capital Income & Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Saba Capital Income & Opportunities Fund (the “Fund”), including the consolidated schedule of investments, as of October 31, 2022, and the related consolidated statements of operations and cash flows for the year then ended, the statements of changes in net assets for the year ended October 31, 2022, the period from March 1, 2021 to October 31, 2021, and the year ended February 28, 2021, the financial highlights for the year ended October 31, 2022, the period from March 1, 2021 to October 31, 2021 and each of the two years in the period ended February 28, 2021 and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2022, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for the year ended October 31, 2022, the period from March 1, 2021 to October 31, 2021, and the year ended February 28, 2021 and its financial highlights for the year ended October 31, 2022, the period from March 1, 2021 to October 31, 2021 and each of the two years in the period ended February 28, 2021, in conformity with U.S. generally accepted accounting principles.

The financial highlights for each of the two years in the period ended February 28, 2019 were audited by other auditors whose report dated April 26, 2019, expressed an unqualified opinion on those consolidated financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of Saba Capital Income and Opportunities Fund since 2019.

New York, New York

December 27, 2022

Annual Report | October 31, 2022	17

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments

October 31, 2022

	Principal Amount	Fair Value
CORPORATE BONDS - 22.46%
Agriculture - 5.61%

Altria Group, Inc., 3.400%, 02/04/2041	$15,531,000	$9,571,126
Altria Group, Inc., 4.250%, 08/09/2042	10,614,000	7,181,656
BAT Capital Corp., 3.734%, 09/25/2040	6,090,000	3,844,699
		20,597,481
Banks - 1.32%

Credit Suisse AG, 0.000% (Variable Rate), 07/31/2030(h)	10,000	5,170
Credit Suisse AG, 0.000% (Variable Rate), 10/30/2030(h)	420,000	217,325
Morgan Stanley, 0.000% (Variable Rate), 04/30/2030(h)	25,000	17,336
Morgan Stanley, 0.000% (Variable Rate), 07/31/2030(h)	80,000	53,738
Morgan Stanley, 0.000% (Variable Rate), 10/30/2030(h)	80,000	52,264
Morgan Stanley, 0.000% (Variable Rate), 09/26/2033(h)	428,000	260,498
Morgan Stanley, 0.000% (Variable Rate), 10/31/2033(h)	266,000	152,899
Morgan Stanley, 0.000% (Variable Rate), 02/28/2034(h)	478,000	250,697
Morgan Stanley, 0.000% (Variable Rate), 03/31/2034(h)	276,000	157,987
Morgan Stanley, 0.000% (Variable Rate), 03/31/2034(h)	26,000	14,097
Morgan Stanley, 0.000% (Variable Rate), 04/30/2034(h)	66,000	34,892
Morgan Stanley, 0.000% (Variable Rate), 05/30/2034(h)	89,000	47,413
Morgan Stanley, 0.000% (Variable Rate), 06/30/2034(h)	460,000	270,746
Morgan Stanley, 0.000% (Variable Rate), 07/31/2034(h)	25,000	13,765
Morgan Stanley, 0.000% (Variable Rate), 08/29/2034(h)	161,000	92,946
Morgan Stanley, 0.000% (Variable Rate), 08/29/2034(h)	10,000	5,473
Morgan Stanley, 0.000% (Variable Rate), 09/30/2034(h)	231,000	124,384
Morgan Stanley, 0.000% (Variable Rate), 09/30/2034(h)	88,000	50,614
Morgan Stanley, 0.000% (Variable Rate), 10/08/2034(h)	32,000	17,016
Morgan Stanley, 0.000% (Variable Rate), 10/31/2034(h)	103,000	55,413
Morgan Stanley, 0.000% (Variable Rate), 10/31/2034(h)	181,000	93,810
Morgan Stanley, 0.000% (Variable Rate), 10/31/2034(h)	357,000	208,438
Morgan Stanley, 0.000% (Variable Rate), 11/28/2034(h)	231,000	123,501
Morgan Stanley, 0.000% (Variable Rate), 11/28/2034(h)	25,000	13,619
Morgan Stanley, 0.000% (Variable Rate), 01/30/2035(h)	69,000	36,072
Morgan Stanley, 0.000% (Variable Rate), 01/30/2035(h)	175,000	93,356
Morgan Stanley, 0.000% (Variable Rate), 02/27/2035(h)	36,000	20,659
Morgan Stanley, 0.000% (Variable Rate), 03/31/2035(h)	527,000	284,896
Morgan Stanley, 0.000% (Variable Rate), 03/31/2035(h)	114,000	60,462
Morgan Stanley, 0.000% (Variable Rate), 02/29/2036(h)	61,000	35,796
Morgan Stanley, 0.000% (Variable Rate), 04/28/2036(h)	10,000	5,205
Morgan Stanley, 0.000% (Variable Rate), 06/30/2036(h)	40,000	20,159
Morgan Stanley, 0.000% (Variable Rate), 08/31/2036(h)	2,289,000	1,299,033
Morgan Stanley, 0.000% (Variable Rate), 09/30/2036(h)	40,000	21,132
Morgan Stanley, 0.000% (Variable Rate), 11/29/2036(h)	103,000	56,039
Morgan Stanley, 0.000% (Variable Rate), 01/31/2037(h)	224,000	119,182
Morgan Stanley, 0.000% (Variable Rate), 03/31/2037(h)	747,000	390,138
Morgan Stanley, 0.000% (Variable Rate), 04/28/2037(h)	40,000	21,455
Morgan Stanley, 0.000% (Variable Rate), 05/31/2037(h)	25,000	14,345

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments

October 31, 2022

	Principal Amount	Fair Value
Morgan Stanley, 0.000% (Variable Rate), 08/31/2037(h)	$58,000	$29,266
		4,841,236
Commercial Services - 1.59%

Adtalem Global Education, Inc., 5.500%, 03/01/2028(a)	6,195,000	5,668,425
RR Donnelley & Sons Co., 6.125%, 11/01/2026(a)	198,000	161,370
		5,829,795
E-Commerce/Services - 0.65%

Uber Technologies, Inc., 6.250%, 01/15/2028(a)	2,500,000	2,400,000
		2,400,000
Electric - 3.67%

American Electric Power Co., Inc., 2.300%, 03/01/2030	10,000,000	7,875,980
Dominion Energy, Inc., 2.250%, 08/15/2031	5,000,000	3,866,990
Southern Co., 3.700%, 04/30/2030	2,000,000	1,745,198
		13,488,168
Financial Services - 1.88%

Nationstar Mortgage Holdings, Inc., 5.500%, 08/15/2028(a)	6,125,000	5,014,844
PennyMac Financial Services, Inc., 5.375%, 10/15/2025(a)	1,250,000	1,137,500
PennyMac Financial Services, Inc., 5.750%, 09/15/2031(a)	1,000,000	767,500
		6,919,844
Food - 0.18%

Post Holdings, Inc., 5.500%, 12/15/2029(a)	750,000	676,875
		676,875
Leisure Facilities & Services - 1.55%

Selina Hospitality PLC, 6.000%, 11/01/2026	7,539,000	5,679,129
		5,679,129
Media - 1.07%

Charter Communications Operating LLC / Charter Communications Operating Capital, 3.500%, 03/01/2042	5,000,000	3,115,515
Diamond Sports Group LLC / Diamond Sports Finance Co., 5.375%, 08/15/2026(a)	4,000,000	820,000
		3,935,515
Real Estate - 0.06%

China Evergrande Group, 8.250%, 03/23/2022(b)	4,324,000	172,960
China Evergrande Group, 7.500%, 06/28/2023(b)	1,000,000	40,000
		212,960
Retail - 1.90%

Lowe's Cos., Inc., 3.750%, 04/01/2032	8,077,000	6,977,042
		6,977,042

Annual Report | October 31, 2022	19

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments

October 31, 2022

	Principal Amount	Fair Value
Software - 2.75%

Oracle Corp., 3.650%, 03/25/2041	$14,937,000	$10,084,880
		10,084,880
Steel Producers - 0.23%

Cleveland-Cliffs Steel Corp., 7.000%, 03/15/2027	880,000	853,600
		853,600
TOTAL CORPORATE BONDS		82,496,525
(Cost $99,398,832)

	Principal Amount	Fair Value
SENIOR LOANS - 3.53%
Chemicals - 0.04%

CPC Acquisition Corp., Second Lien Initial Term Loan, 3M US L + 7.75%, 12/29/2028	175,000	137,375
		137,375
Commercial Services - 2.16%

RR Donnelley & Sons Co., First Lien Term Loan, 1M US L + 5.00%, 11/01/2026	7,973,790	7,680,992
Travelport Finance S.a r.l., First Lien Initial Term Loan, 3M US L + 5.00%, 05/29/2026	371,918	283,007
		7,963,999
Food - 0.41%

Moran Foods LLC, First Lien Term Loan, 0.000%, 04/01/2024(c)	117,570	–
Moran Foods LLC, First Lien -2020 Term Loan, 3M US L + 7.00%, 04/01/2024	897,129	738,638
Moran Foods, LLC TLA, Second Lien Term Loan, 3M US L + 10.75%, 10/01/2024	1,250,690	775,427
		1,514,065
Leisure Facilities & Services - 0.88%

24 Hour Fitness Worldwide, Inc., First Lien Term Loan, 3M US L + 5.00%, 12/29/2025	278,348	29,923
Carnival Corporation TLB 1L, First Lien Term Loan, 3M US L + 3.25%, 10/06/2028	3,473,750	3,194,773
		3,224,696
Pipelines - 0.04%

GMP Borrower LLC, First Lien Term Loan, 1M US L + 4.50%, 10/28/2027	170,154	146,758
		146,758
Retail - 0.00%(d)

NPC International, Inc., Second Lien Initial Term Loan, 1M US L + 0.00%, 04/18/2025(c)	605,000	–
		–
TOTAL SENIOR LOANS		12,986,893
(Cost $14,655,706)

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments

October 31, 2022

	Principal Amount	Fair Value
CONVERTIBLE CORPORATE BOND - 0.24%
Internet - 0.24%

Delivery Hero SE, 1.000%, 04/30/2026	$300,000	$213,752
Delivery Hero SE, 2.125%, 03/10/2029	1,100,000	659,561

TOTAL CONVERTIBLE CORPORATE BOND		873,313
(Cost $884,836)

	Principal Amount	Fair Value
SOVEREIGN DEBT OBLIGATIONS - 0.87%
Sovereign - 0.87%

Ukraine Government International Bond, 7.750%, 09/01/2025(b)(e)	320,000	65,600
Ukraine Government International Bond, 7.750%, 09/01/2026(b)(e)	829,000	153,365
Ukraine Government International Bond, 7.750%, 09/01/2027(b)(e)	2,820,000	521,700
Ukraine Government International Bond, 7.750%, 09/01/2028(b)(e)	664,000	122,840
Ukraine Government International Bond, 7.750%, 09/01/2029(b)(e)	1,658,000	306,730
Ukraine Government International Bond, 9.750%, 11/01/2030(b)(e)	4,146,000	790,435
Ukraine Government International Bond, 6.876%, 05/21/2031(b)(e)	1,464,000	234,240
Ukraine Government International Bond, 7.375%, 09/25/2034(b)(e)	1,371,000	219,360
Ukraine Government International Bond, 7.253%, 03/15/2035(b)(e)	3,980,000	636,800
Ukraine Government International Bond, 0.000%, 08/01/2041(b)(e)	630,000	159,113
		3,210,183
TOTAL SOVEREIGN DEBT OBLIGATIONS		3,210,183
(Cost $4,298,999)

	Shares	Fair Value
COMMON STOCK - 9.01%
Agricultural Operations - 0.17%
Benson Hill, Inc.(f)	180,350	611,386

REITS-Mortgage - 0.58%
Blackstone Mortgage Trust, Inc.(f)	69,138	2,146,044

Medical-Drugs - 0.12%
Compass Pathways PLC(f)	42,361	446,485

Gold Mining - 0.26%
Northgate Minerals Corp.(f)	23,585	961,891

Oil Companies - Exploration & Production - 2.04%
Earthstone Energy, Inc.(f)	463,294	7,486,831

Electronics & Appliances Stores - 0.00%(d)
Everyware Global(c)(f)	43,777	–

Annual Report | October 31, 2022	21

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments

October 31, 2022

	Shares	Fair Value
Internet Content - Entertainment - 1.55%
Meta Platforms, Inc.(f)	61,050	$5,687,418

Enterprise Software/Services - 1.34%
Palantir Technologies, Inc.(f)	317,295	2,789,023
UiPath, Inc.(f)	168,360	2,129,754
		4,918,777

Credit & Debit - 0.21%
PayPal Holdings, Inc.(f)	9,058	757,068

Auto-Cars/Light Trucks - 0.98%
Polestar Automotive Holding UK PLC(f)	803,925	3,585,505

Online Communities - 0.67%
Snap, Inc.(f)	248,399	2,461,634

Marine Services - 0.04%
Harvey Gulf Intl. Marine(f)	7,413	163,086

Entertainment Facilities - 0.00%(d)
24 Hour Fitness Worldwide(f)	306,005	16,830

Mineral & Precious Stone Mining - 0.60%
Covia Equity(f)	169,353	2,201,589

IT Services - 0.01%
IQOR(f)	4,941	19,764

Power Generation - 0.21%
Longview Power LLC(f)	61,813	772,663

Leisure Facilities & Services - 0.19%
Selina Hospitality PLC(c)(f)	56,543	706,222

Auto/Truck Parts & Equipment - 0.04%
Arbe Robotics, Ltd.(f)	33,042	158,602

TOTAL COMMON STOCK		33,101,795
(Cost $32,567,891)

	Shares	Fair Value
CLOSED END FUNDS - 17.09%
Aberdeen Diversified Income and Growth Trust PLC	7,080	7,307
Aberdeen Japan Equity Fund, Inc.	47,038	248,831
Aberdeen New India Investment Trust PLC	85,681	546,321
abrdn Emerging Markets Equity Income Fund, Inc.	1,818	7,872

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments

October 31, 2022

	Shares	Fair Value
abrdn Smaller Companies Income Trust	161,889	$414,010
abrdn Standard Global Infrastructure Income Fund	1,816	30,218
Allianz Technology Trust PLC(f)	209,170	550,517
Angel Oak Financial Strategies Income Term Trust	6,147	78,436
Apollo Senior Floating Rate Fund, Inc.	607	7,557
Apollo Tactical Income Fund, Inc.	25,088	301,809
Ares Dynamic Credit Allocation Fund, Inc.	999	11,618
Baillie Gifford UK Growth Trust PLC	15,583	26,806
Baillie Gifford US Growth Trust PLC(f)	814,458	1,541,137
Barings Global Short Duration High Yield Fund	1,416	17,827
BlackRock California Municipal Income Trust	32,561	327,889
Blackrock Capital Allocation Trust	67,144	963,516
Blackrock ESG Capital Allocation Trust	390,852	5,339,038
BlackRock Innovation & Growth Trust	41,127	301,050
BlackRock MuniHoldings New York Quality Fund, Inc.	241	2,229
BlackRock MuniYield New York Quality Fund, Inc.	2,178	19,558
BlackRock Science & Technology Trust II	9,919	171,301
BlackRock Smaller Cos. Trust PLC	53,465	782,364
Blackstone Long-Short Credit Income Fund	675	7,398
Blackstone Strategic Credit Fund	1,348	14,181
BNY Mellon High Yield Strategies Fund	10,632	23,071
BNY Mellon Municipal Income, Inc.	650	3,802
Center Coast Brookfield MLP & Energy Infrastructure Fund	146,912	2,592,997
Citadel Income Fund	127,000	244,240
ClearBridge Energy Midstream Opportunity Fund, Inc.	68,686	2,079,949
ClearBridge MLP & Midstream Fund, Inc.	17,796	625,885
Cohen & Steers Real Estate Opportunities and Income Fund	519	6,763
Cushing MLP & Infrastructure Total Return Fund	62,843	2,276,173
Delaware Enhanced Global Dividend & Income Fund	3,115	22,335
Delaware Investments National Municipal Income Fund	186,240	1,936,263
Delaware Ivy High Income Opportunities Fund	2,705	28,078
DWS Strategic Municipal Income Trust	59	442
Eaton Vance California Municipal Bond Fund	2,498	20,234
Eaton Vance California Municipal Income Trust	71	653
Eaton Vance New York Municipal Bond Fund	18,308	153,421
Ecofin Sustainable and Social	34,703	479,248
Ellsworth Growth and Income Fund, Ltd.	116,777	1,004,282
European Opportunities Trust PLC	81,426	631,245
European Smaller Companies	2,626	3,960
Federated Hermes Premier Municipal Income Fund	82	800
First Trust High Yield Opportunities 2027 Term Fund	2,697	37,380
First Trust/abrdn Emerging Opportunity Fund	48,434	427,672
First Trust/abrdn Global Opportunity Income Fund	351	1,906
Franklin Limited Duration Income Trust	746	4,566
Goldman Sachs MLP Energy and Renaissance Fund	278	3,809
Guggenheim Active Allocation Fund	125	1,684
Henderson Opportunities Trust PLC	111,656	1,303,522
Henderson Smaller Companies Investment Trust PLC	33,764	290,792

Annual Report | October 31, 2022	23

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments

October 31, 2022

	Shares	Fair Value
Herald Investment Trust PLC(f)	2,610	$51,602
Invesco High Income Trust II	1	10
Invesco Perpetual UK Smaller Cos. Investment Trust PLC	61,481	284,494
Japan Smaller Capitalization Fund, Inc.	7,794	44,348
JPMorgan European Discovery Trust PLC	14,209	62,898
JPMorgan Mid Cap Investment Trust PLC	3,263	30,479
JPMorgan UK Smaller Companies Investment Trust PLC	17,986	53,525
Kayne Anderson NextGen Energy & Infrastructure, Inc.	103,652	810,559
Korea Fund, Inc.	27,872	569,982
Macquarie Global Infrastructure Total Return Fund, Inc.	706	14,981
MainStay CBRE Global Infrastructure Megatrends Fund	12,944	169,566
Mercantile Investment Trust PLC	132,872	275,804
MFS High Yield Municipal Trust	6,612	19,109
MFS Investment Grade Municipal Trust	2,051	13,475
Miller/Howard High Dividend Fund	333,513	3,378,487
Morgan Stanley Emerging Markets Debt Fund, Inc.	103,203	624,378
Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	540,221	2,182,493
Neuberger Berman MLP & Energy Income Fund, Inc.	268,634	1,861,634
Neuberger Berman New York Municipal Fund, Inc.	350	3,088
Neuberger Berman Next Generation Connectivity Fund, Inc.	122,263	1,176,170
New Ireland Fund, Inc.	95,326	805,505
Nuveen Core Plus Impact Fund	196,587	2,026,812
Nuveen Credit Strategies Income Fund	72,739	366,605
Nuveen Multi-Asset Income Fund	199,615	2,239,680
Nuveen New Jersey Quality Municipal Income Fund	2,184	23,260
Nuveen New York Quality Municipal Income Fund	1,105	10,818
Nuveen Pennsylvania Quality Municipal Income Fund	787	8,145
Nuveen Preferred & Income Securities Fund	3,746	25,248
Nuveen Real Asset Income and Growth Fund	25	286
Nuveen Senior Income Fund	1	5
Pershing Square Holdings, Ltd.	50,990	1,664,824
PGIM Global High Yield Fund, Inc.	47	499
PGIM Short Duration High Yield Opportunities Fund	1,433	20,979
PIMCO Energy & Tactical Credit Opportunities Fund	254,162	3,977,635
Pioneer High Income Fund, Inc.	472	3,068
Pioneer Municipal High Income Opportunities Fund, Inc.	71	675
Principal Real Estate Income Fund	51,780	556,117
River & Mercantile UK Micro Cap Investment Co., Ltd.(f)	172,240	270,610
Schroder British Opportunities Trust PLC(f)	1,453,746	1,150,340
Schroder UK Mid Cap Fund PLC	629,743	3,668,728
Taiwan Fund, Inc.	3,223	60,496
Templeton Emerging Markets Fund	1,470	15,097
Templeton Global Income Fund	642,106	2,754,635
Thornburg Income Builder Opportunities Trust	503	6,785
Tortoise Energy Independence Fund, Inc.	29,984	1,031,135
Tortoise Energy Infrastructure Fund, Inc.	16,733	557,544
Tortoise Midstream Energy Fund, Inc.	62,654	2,351,091
Tortoise Pipeline & Energy Fund, Inc.	8,718	250,817

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments

October 31, 2022

	Shares	Fair Value
Tortoise Power and Energy Infrastructure Fund, Inc.	46,952	$623,523
Vertical Capital Income Fund	38,522	329,363
Virtus Convertible & Income Fund II	2,072	6,133
Virtus Global Multi-Sector Income Fund	1,289	9,668
Voya Emerging Markets High Dividend Equity Fund	55,586	263,478
Voya Global Advantage and Premium Opportunity Fund	391	3,355
Voya Infrastructure Industrials and Materials Fund	6,140	55,444
Western Asset Diversified Income Fund	7,483	92,939
Western Asset Emerging Markets Debt Fund, Inc.	173	1,401
		62,783,787

TOTAL CLOSED END FUNDS		62,783,787
(Cost $66,513,413)

	Shares	Fair Value
PREFERRED STOCK - 0.64%
Entertainment Facilities - 0.07%
24 Hour Fitness Worldwide, Inc.(f)	407,959	244,775

Transportation - 0.57%
G-ILS Transportation Ltd. Preferred B-3 Shares(c)(f)	1,332	2,099,232

TOTAL PREFERRED STOCK		2,344,007
(Cost $2,709,436)

	Shares	Fair Value
OPEN-END MUTUAL FUNDS - 1.31%
Salient MLP & Energy Infrastructure Fund - A	632,094	4,803,915

TOTAL OPEN-END MUTUAL FUNDS		4,803,915
(Cost $3,177,488)

	Shares	Fair Value
UNIT TRUST - 0.35%
Grayscale Bitcoin Trust BTC(f)(g)	108,400	1,300,800

TOTAL UNIT TRUST		1,300,800
(Cost $1,942,732)

	Shares	Fair Value
SPECIAL PURPOSE ACQUISITION COMPANIES - 86.90%(f)
10X Capital Venture Acquisition Corp. II	834	8,373
10X Capital Venture Acquisition Corp. III	111,508	1,136,267
26 Capital Acquisition Corp.	69,009	689,055
7 Acquisition Corp.	50,470	511,766

Annual Report | October 31, 2022	25

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments

October 31, 2022

	Shares	Fair Value
7GC & Co. Holdings, Inc.	48,684	$486,353
8i ACQUISITION 2 Corp.	46,160	464,831
A SPAC I Acquisition Corp.	2	20
A SPAC II Acquisition Corp.	68,843	692,561
ABG Acquisition Corp. I	34,184	340,814
Abri SPAC I, Inc.	47,464	477,013
Accelerate Acquisition Corp.	66,589	661,895
Accretion Acquisition Corp.	102,643	1,022,324
Acropolis Infrastructure Acquisition Corp.	76,319	751,742
Adara Acquisition Corp.	35,768	357,680
Adit EdTech Acquisition Corp.	68,464	681,901
Advanced Merger Partners, Inc.	35,355	350,014
Aequi Acquisition Corp.	76,958	772,274
Aesther Healthcare Acquisition Corp.	115,745	1,186,386
AF Acquisition Corp.	97,266	964,879
African Gold Acquisition Corp.	176,315	1,756,097
Agile Growth Corp.	59,098	589,201
Agrinam Acquisition Corp.	19,798	192,041
Ahren Acquisition Corp.	19,716	199,329
AIB Acquisition Corp.	62,010	625,061
Alpha Healthcare Acquisition Corp. III	22,899	224,410
Alpha Partners Technology Merger Corp.	19,691	194,350
Alpine Acquisition Corp.	119,504	1,225,514
Alset Capital Acquisition Corp.	40,719	403,118
ALSP Orchid Acquisition Corp. I	104,793	1,061,553
AltC Acquisition Corp.	61,326	603,448
AltEnergy Acquisition Corp.	22,461	225,464
Andretti Acquisition Corp.	50,274	510,030
Angel Pond Holdings Corp.	33,960	339,940
Anzu Special Acquisition Corp. I	18,438	182,721
AP Acquisition Corp.	52,489	534,863
Apeiron Capital Investment Corp.	112,889	1,144,130
Apollo Strategic Growth Capital II	45,066	444,801
APx Acquisition Corp. I	46,626	474,653
Arbor Rapha Capital Bioholdings Corp. I	91,921	941,731
Arctos NorthStar Acquisition Corp.	39,600	394,812
Arena Fortify Acquisition Corp.	103,357	1,043,906
Ares Acquisition Corp.	74,515	742,915
Argus Capital Corp.	56,098	566,029
Arisz Acquisition Corp.	34,348	343,387
Armada Acquisition Corp. I	63	627
Armada Acquisition Corp. I Unit	39	391
Arrowroot Acquisition Corp.	205,758	2,046,737
Artemis Strategic Investment Corp.	142,048	1,420,480
Artemis Strategic Investment Corp., Class B(c)	12,038	7,945
ARYA Sciences Acquisition Corp. V	12,591	124,525
Ascendant Digital Acquisition Corp. III	183,145	1,867,163
Astrea Acquisition Corp.	1,854	18,429

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments

October 31, 2022

	Shares	Fair Value
Athena Consumer Acquisition Corp.	93,080	$940,108
Athlon Acquisition Corp.	94,859	943,847
Atlantic Coastal Acquisition Corp.	51,070	506,870
Atlantic Coastal Acquisition Corp. II	95,202	958,817
Atlas Crest Investment Corp. II	74,345	744,193
Ault Disruptive Technologies Corp.	24,919	252,554
Aura FAT Projects Acquisition Corp.	58,439	587,896
Aurora Technology Acquisition Corp.	63,578	642,138
Authentic Equity Acquisition Corp.	12,713	127,066
Avalon Acquisition, Inc.	77,027	775,662
AXIOS Sustainable Growth Acquisition Corp.	60,175	611,980
B Riley Principal 250 Merger Corp.	52,757	519,920
Bannix Acquisition Corp.	57,872	583,350
Banyan Acquisition Corp.	87,049	878,324
Battery Future Acquisition Corp.	42,855	432,836
Beard Energy Transition Acquisition Corp.	120,587	1,214,311
Belong Acquisition Corp.	60,448	600,853
Berenson Acquisition Corp. I	67,257	666,517
BioPlus Acquisition Corp.	99,655	1,008,509
Biotech Acquisition Co.	109,702	1,094,826
Bite Acquisition Corp.	80,868	804,637
Black Mountain Acquisition Corp.	103,581	1,044,096
Black Spade Acquisition Co.	28,533	281,906
Blockchain Coinvestors Acquisition Corp. I	211,857	2,148,230
Blue Ocean Acquisition Corp.	50,462	510,171
Blue Safari Group Acquisition Corp.	20,853	214,577
Blue Whale Acquisition Corp. I	16,386	159,108
Blue World Acquisition Corp.	51,687	522,039
BlueRiver Acquisition Corp.	23,897	238,014
Broad Capital Acquisition Corp.	69,924	701,338
Broadscale Acquisition Corp.	10,459	104,590
Build Acquisition Corp.	36,073	358,205
BurTech Acquisition Corp.	163,595	1,642,494
BYTE Acquisition Corp.	163,063	1,626,553
C5 Acquisition Corp.	144,119	1,452,720
Cactus Acquisition Corp. 1, Ltd.	49,956	506,804
Canna-Global Acquisition Corp.	163,278	1,662,170
Capitalworks Emerging Markets Acquisition Corp.	138,241	1,409,367
Carney Technology Acquisition Corp. II	81,138	811,380
Cartica Acquisition Corp.	148,709	1,515,345
Catalyst Partners Acquisition Corp.	20,382	202,189
Catcha Investment Corp.	120,767	1,204,047
CC Neuberger Principal Holdings III	47,093	470,930
CENAQ Energy Corp.	122,480	1,237,048
CF Acquisition Corp. IV	120,117	1,201,170
CF Acquisition Corp. VII	21,449	214,812
Chain Bridge I	66,734	676,349
Chenghe Acquisition Co.	800	8,132

Annual Report | October 31, 2022	27

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments

October 31, 2022

	Shares	Fair Value
Churchill Capital Corp. VII	50,077	$498,767
CIIG Capital Partners II, Inc.	42,062	421,882
Clarim Acquisition Corp.	43,321	433,210
Clean Earth Acquisitions Corp.	99,174	984,798
ClimateRock	23,557	237,455
Colicity, Inc.	46,304	459,799
Colombier Acquisition Corp.	77,686	761,323
Concord Acquisition Corp. III	98,857	992,030
Consilium Acquisition Corp. I, Ltd.	78,255	782,550
Constellation Acquisition Corp. I	24,177	241,286
Corazon Capital V838 Monoceros Corp.	12,882	128,498
Corner Growth Acquisition Corp.	65,955	660,869
Counter Press Acquisition Corp.	20,213	205,162
COVA Acquisition Corp.	105,029	1,050,290
Crixus BH3 Acquisition Co.	15,539	155,078
Crown PropTech Acquisitions	65,036	649,059
Crypto 1 Acquisition Corp.	20,390	205,939
Crystal Peak Acquisition	334,985	3,349,850
D & Z Media Acquisition Corp.	68,000	680,000
DA32 Life Science Tech Acquisition Corp.	108,727	1,066,612
Data Knights Acquisition Corp.	43,918	458,065
Decarbonization Plus Acquisition Corp. IV	44,370	447,915
DEE Tech SA	41,293	396,856
Deep Lake Capital Acquisition Corp.	55,459	554,313
Deep Medicine Acquisition Corp.	74,268	747,879
Deezer SA	8,179	27,482
Denali Capital Acquisition Corp.	27,621	280,353
DHB Capital Corp.	19,989	198,391
DHC Acquisition Corp.	44,994	448,914
DiamondHead Holdings Corp.	74,868	741,942
Digital Transformation Opportunities Corp.	141,108	1,402,614
Digital World Acquisition Corp., Class B(c)	25,893	272,394
DILA Capital Acquisition Corp.	20,741	207,825
Direct Selling Acquisition Corp.	154,081	1,566,233
Disruptive Acquisition Corp. I	12,124	120,876
Disruptive Capital Acquisition Co., Ltd.	58,870	685,249
dMY Technology Group, Inc. VI	27,831	275,666
DP Cap Acquisition Corp. I	89,472	908,141
Dragoneer Growth Opportunities Corp. III	28,687	284,001
DTRT Health Acquisition Corp.	172,359	1,759,785
DUET Acquisition Corp.	5,996	59,870
Edify Acquisition Corp.	52,112	517,472
EG Acquisition Corp.	107,079	1,056,870
Elliott Opportunity II Corp.	27,348	271,292
Emerging Markets Horizon Corp.	112,680	1,143,139
Empowerment & Inclusion Capital I Corp.	145,975	1,453,911
Energem Corp.	72,341	737,517
Energy Transition Partners BV	50,557	485,890

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments

October 31, 2022

	Shares	Fair Value
Enterprise 4.0 Technology Acquisition Corp.	44,710	$454,477
Epiphany Technology Acquisition Corp.	188,936	1,881,803
EQ Health Acquisition Corp.	76,034	755,778
ESG Core Investments BV	281,009	2,693,759
ESGEN Acquisition Corp.	158,733	1,623,839
ESM Acquisition Corp.	18,627	186,270
Eureking SA	59,955	586,580
European Biotech Acquisition Corp.	1,223	12,199
EVe Mobility Acquisition Corp.	81,534	825,124
Everest Consolidator Acquisition Corp.	100,984	1,021,958
Evergreen Corp.	70,091	711,774
Evo Acquisition Corp.	56,878	564,230
ExcelFin Acquisition Corp.	51,002	514,355
Far Peak Acquisition Corp.	21,242	211,358
FAST Acquisition Corp. II	28,787	284,416
Fat Projects Acquisition Corp., Class B(c)	4,886	3,029
Fat Projects Acquisition Corp.	61,845	619,996
FG Acquisition Corp.	50,526	498,692
FG Merger Corp.	1,483	14,934
Fifth Wall Acquisition Corp. III	77,093	765,533
Figure Acquisition Corp. I	6,245	62,138
Financial Strategies Acquisition Corp.	65,207	657,287
Finnovate Acquisition Corp.	100,186	1,014,884
FinServ Acquisition Corp. II	50,815	505,101
FinTech Acquisition Corp. VI	150,553	1,504,040
Fintech Ecosystem Development Corp.	54,704	551,143
Fintech Evolution Acquisition Group	61,069	608,247
First Reserve Sustainable Growth Corp.	17,131	170,282
Flame Acquisition Corp.	177,120	1,762,344
Focus Impact Acquisition Corp.	56,923	571,507
Forbion European Acquisition Corp.	22,181	225,359
Forest Road Acquisition Corp. II	108,352	1,080,811
Fortistar Sustainable Solutions Corp.	27,088	271,151
Fortress Capital Acquisition Corp.	124,120	1,241,200
Fortress Value Acquisition Corp. III	34,526	345,433
Fortune Rise Acquisition Corp.	36,191	368,786
Forum Merger IV Corp.	104,456	1,036,726
Frazier Lifesciences Acquisition Corp.	19,116	191,542
Freedom Acquisition I Corp.	18,275	182,385
Frontier Acquisition Corp.	57,947	577,732
FTAC Athena Acquisition Corp.	5,118	51,129
FTAC Hera Acquisition Corp.	227,355	2,266,729
FTAC Parnassus Acquisition Corp.	39,792	393,941
FTAC Zeus Acquisition Corp.	71,310	713,100
Fusion Acquisition Corp. II - units	188,052	1,871,117
Future Health ESG Corp.	77,163	776,260
FutureTech II Acquisition Corp.	52,279	528,279
G Squared Ascend II, Inc.	34,568	345,680

Annual Report | October 31, 2022	29

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments

October 31, 2022

	Shares	Fair Value
Galata Acquisition Corp.	53,213	$535,323
Games & Esports Experience Acquisition Corp.	118,761	1,208,393
Gaming & Hospitality Acquisition Corp.	48,459	481,682
Gardiner Healthcare Acquisitions Corp.	19,715	198,136
Genesis Growth Tech Acquisition Corp.	47,855	487,882
Genesis Unicorn Capital Corp.	6,940	69,747
GFJ Esg Acquisition I SE	75,358	741,002
Glass Houses Acquisition Corp.	150,419	1,495,165
Global Blockchain Acquisition Corp.	40,470	401,058
Global Consumer Acquisition Corp.	36,026	371,428
Global Partner Acquisition Corp. II	31,433	314,959
Global Systems Dynamics, Inc.	37,300	378,968
Global Technology Acquisition Corp. I	85,831	871,185
Globalink Investment, Inc.	58,520	586,370
Goal Acquisitions Corp.	88,824	882,022
GoGreen Investments Corp.	130,678	1,335,529
Golden Arrow Merger Corp.	92,834	922,770
Golden Falcon Acquisition Corp.	139,454	1,394,540
Goldenstone Acquisition, Ltd.	5,502	55,295
Gores Holdings IX, Inc.	121,537	1,180,124
Gores Holdings VIII, Inc.	21,559	213,434
Gores Technology Partners II, Inc.	49,313	488,938
Gores Technology Partners, Inc.	1,934	19,176
Graf Acquisition Corp. IV	55,750	548,301
Green Visor Financial Technology Acquisition Corp. I	95,725	976,395
Group Nine Acquisition Corp.	12,236	121,809
GSR II Meteora Acquisition Corp.	142,738	1,420,243
Hamilton Lane Alliance Holdings I, Inc.	21,117	210,325
Hawks Acquisition Corp.	117,298	1,161,250
Health Assurance Acquisition Corp.	20,290	203,712
Healthcare Services Acquisition Corp.	51,077	510,770
Healthwell Acquisition Corp. I	2,001	19,750
Heartland Media Acquisition Corp., Class A	2,998	30,250
Hennessy Capital Investment Corp. V	16,611	165,279
HH&L Acquisition Co.	89,355	892,656
Highland Transcend Partners I Corp.	31,494	315,255
HNR Acquisition Corp.	44,874	454,574
Home Plate Acquisition Corp.	46,382	460,109
Hudson Executive Investment Corp. II	44,517	442,944
Hudson Executive Investment Corp. III	134,382	1,334,413
HumanCo Acquisition Corp.	24,511	245,233
Hunt Cos. Acquisition Corp. I	128,300	1,307,377
Ibere Pharmaceuticals	6,446	64,138
Iconic Sports Acquisition Corp.	85,644	873,997
Inception Growth Acquisition, Ltd.	33,772	337,720
Independence Holdings Corp.	3,378	33,679
Industrial Tech Acquisitions II, Inc.	101,997	1,027,620
Infinite Acquisition Corp.	28,365	285,919

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments

October 31, 2022

	Shares	Fair Value
InFinT Acquisition Corp.	110,294	$1,124,999
Innovative International Acquisition Corp.	134,343	1,370,970
Insight Acquisition Corp.	36,845	367,345
INSU Acquisition Corp. III	14,981	149,735
Integral Acquisition Corp. 1	38,577	385,577
Integrated Rail and Resources Acquisition Corp.	153,090	1,550,802
Integrated Wellness Acquisition Corp.	58,418	594,987
Intelligent Medicine Acquisition Corp.	128,628	1,304,288
InterPrivate IV InfraTech Partners, Inc.	80,861	800,928
Investcorp Europe Acquisition Corp. I	55,193	561,589
Investcorp India Acquisition Corp.	74,944	758,433
ION Acquisition Corp. 3, Ltd.	1,887	18,917
Iris Acquisition Corp.	72,859	721,304
Iron Spark I, Inc.	38,366	380,399
Itiquira Acquisition Corp.	119,763	1,195,235
IX Acquisition Corp.	22,361	224,057
Jack Creek Investment Corp.	24,302	242,169
Jackson Acquisition Co.	5,642	56,194
Jaws Juggernaut Acquisition Corp.	14,501	143,777
Jaws Mustang Acquisition Corp. - units	159,559	1,595,590
Jiya Acquisition Corp.	788	7,896
JOFF Fintech Acquisition Corp.	122,924	1,221,865
Juniper II Corp.	40,172	404,130
Jupiter Acquisition Corp.	14,439	140,419
Jupiter Wellness Acquisition Corp.	88,009	888,011
Kadem Sustainable Impact Corp.	75,482	747,272
Kairos Acquisition Corp.	11,597	116,086
Kairous Acquisition Corp. ltd	13,555	137,312
Kensington Capital Acquisition Corp. V	58,918	593,304
Kernel Group Holdings, Inc.	59,893	598,930
Keyarch Acquisition Corp.	20,135	201,048
Khosla Ventures Acquisition Co.	18,131	179,497
Kimbell Tiger Acquisition Corp.	119,582	1,217,345
Kismet Acquisition Two Corp.	39,461	393,821
KL Acquisition Corp.	92,996	926,240
KnightSwan Acquisition Corp.	8,994	91,784
L Catterton Asia Acquisition Corp.	5,761	57,437
Lakeshore Acquisition I Corp.	11,966	120,916
LAMF Global Ventures Corp. I	138,675	1,404,778
Landcadia Holdings IV, Inc.	72,758	721,759
Larkspur Health Acquisition Corp.	35,393	355,523
LAVA Medtech Acquisition Corp.	37,985	382,889
Lazard Growth Acquisition Corp. I	64,054	638,618
LDH Growth Corp. I	42,328	421,587
Lead Edge Growth Opportunities, Ltd.	500	4,980
Legato Merger Corp. II	25,933	262,442
Leo Holdings Corp. II	50,399	503,990
Levere Holdings Corp.	54,573	543,820

Annual Report | October 31, 2022	31

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments

October 31, 2022

	Shares	Fair Value
LF Capital Acquisition Corp. II, Class A	166,778	$1,686,126
Liberty Resources Acquisition Corp.	76,982	776,363
Lionheart III Corp.	77,022	780,233
LIV Capital Acquisition Corp. II	58,346	591,920
Logistics Innovation Technologies Corp.	30,319	298,339
Longview Acquisition Corp. II	40,650	406,093
M3-Brigade Acquisition II Corp.	86,250	857,756
M3-Brigade Acquisition III Corp.	14,905	150,019
Macondray Capital Acquisition Corp. I	84,283	847,466
Magnum Opus Acquisition, Ltd.	36,420	362,743
Marblegate Acquisition Corp.	153,146	1,539,883
Marlin Technology Corp.	269,133	2,694,021
Maxpro Capital Acquisition Corp.	37,123	376,798
McLaren Technology Acquisition Corp.	122,181	1,231,584
MDH Acquisition Corp.	54,356	540,299
Medicus Sciences Acquisition Corp.	80,321	800,800
Mercato Partners Acquisition Corp.	99,370	1,002,643
Metal Sky Star Acquisition Corp.	40,420	404,806
Metals Acquisition Corp.	35,266	348,252
Minority Equality Opportunities Acquisition, Inc.	140,593	1,438,266
Mission Advancement Corp.	89,303	893,923
Monument Circle Acquisition Corp.	32,069	319,407
Moringa Acquisition Corp.	35,406	353,529
Motive Capital Corp. II	12,857	129,470
Mount Rainier Acquisition Corp.	13,035	131,914
Mountain & Co. I Acquisition Corp.	125,353	1,291,136
Mountain Crest Acquisition Corp. IV	34,801	346,249
Mountain Crest Acquisition Corp. V	18,152	181,702
Murphy Canyon Acquisition Corp.	51,468	521,113
Nabors Energy Transition Corp.	188,038	1,904,825
Natural Order Acquisition Corp.	17,524	175,941
New Energy One Acquisition Corp. PLC	445,953	5,063,057
New Providence Acquisition Corp. II	77,530	778,014
New Vista Acquisition Corp.	46,189	460,042
Newbury Street Acquisition Corp.	20,019	198,588
Newcourt Acquisition Corp.	126,219	1,288,696
Noble Rock Acquisition Corp.	56,711	565,976
Nogin, Inc.	225,285	208,389
Northern Star Investment Corp. II	201,428	2,004,209
Northern Star Investment Corp. III	58,650	582,394
Northern Star Investment Corp. IV	70,002	696,520
NorthView Acquisition Corp.	38,482	383,858
Nova Vision Acquisition Corp.	32,258	331,290
Nubia Brand International Corp.	58,524	590,800
OCA Acquisition Corp.	9,841	99,689
OceanTech Acquisitions I Corp.	55,467	568,814
Omega Alpha SPAC	12,550	125,375
OmniLit Acquisition Corp.	77,702	784,790

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments

October 31, 2022

	Shares	Fair Value
One Equity Partners Open Water I Corp.	72,832	$728,320
Onyx Acquisition Co. I	137,450	1,401,990
OPY Acquisition Corp. I	11,708	116,495
Orion Acquisition Corp.	23,870	239,655
Osiris Acquisition Corp.	23,661	235,900
Oxus Acquisition Corp.	52,867	537,922
Oyster Enterprises Acquisition Corp.	114,212	1,136,409
Pacifico Acquisition Corp.	7,239	73,222
Papaya Growth Opportunity Corp. I	114,924	1,154,986
Parabellum Acquisition Corp.	66,764	665,637
Parsec Capital Acquisitions Corp.	41,916	424,399
Pathfinder Acquisition Corp.	32,966	328,341
Patria Latin American Opportunity Acquisition Corp.	92,291	942,753
Pearl Holdings Acquisition Corp.	36,968	372,268
Pegasus Digital Mobility Acquisition Corp.	65,953	667,774
Pegasus Digital Mobility Acquisition Corp., Class B(c)	4,456	3,342
PepperLime Health Acquisition Corp.	23,753	238,480
Peridot Acquisition Corp. II	30,189	300,381
Phoenix Biotech Acquisition Corp.	57,685	586,656
PHP Ventures Acquisition Corp.	32,042	325,387
Pine Technology Acquisition Corp.	162,272	1,613,795
Pioneer Merger Corp.	32,375	324,074
Pivotal Investment Corp. III	14,002	139,110
Plum Acquisition Corp. I	73,302	730,454
Pono Capital Corp.	42,685	436,241
Pono Capital Two, Inc.	9,738	98,159
Pontem Corp.	70,672	706,013
Population Health Investment Co., Inc.	5,397	54,186
Power & Digital Infrastructure Acquisition II Corp.	44,362	441,402
Powered Brands	32,988	329,880
PowerUp Acquisition Corp.	141,091	1,434,895
Primavera Capital Acquisition Corp.	176,947	1,773,009
Priveterra Acquisition Corp.	42,674	423,753
PROOF Acquisition Corp. I	61,707	618,921
Property Solutions Acquisition Corp. II	25,701	254,954
PropTech Investment Corp. II	41,944	420,698
Prospector Capital Corp.	18,816	188,348
Pyrophyte Acquisition Corp.	59,361	604,889
RCF Acquisition Corp.	9,504	96,418
Redwoods Acquisition Corp.	32,327	322,139
Relativity Acquisition Corp.	52,087	527,120
Revelstone Capital Acquisition Corp.	77,115	764,595
RF Acquisition Corp.	23,928	238,323
Rigel Resource Acquisition Corp.	64,290	652,865
ROC Energy Acquisition Corp.	74,024	746,902
Rocket Internet Growth Opportunities Corp.	33,430	332,963
Rose Hill Acquisition Corp.	83,056	848,417
Rosecliff Acquisition Corp. I	91,784	910,497

Annual Report | October 31, 2022	33

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments

October 31, 2022

	Shares	Fair Value
Ross Acquisition Corp. II	2,870	$28,643
Roth Ch Acquisition IV Co.	17,880	180,052
Roth CH Acquisition V Co.	62,531	624,059
RXR Acquisition Corp.	12,933	128,425
Sagaliam Acquisition Corp.	100,069	1,004,693
Sandbridge X2 Corp.	67,694	677,617
Science Strategic Acquisition Corp. Alpha	107,999	1,079,990
ScION Tech Growth I	174,243	1,745,915
ScION Tech Growth II	60,966	609,050
SCP & Co. Healthcare Acquisition Co	32,688	325,246
Screaming Eagle Acquisition Corp.	67,654	663,686
Sculptor Acquisition Corp. I	36,931	373,003
Sculptor Capital Management, Inc.	406,108	4,308,806
Seaport Calibre Materials Acquisition Corp.	39,743	401,007
Seaport Global Acquisition II Corp.	91,410	920,188
Semper Paratus Acquisition Corp.	196,100	2,001,201
Senior Connect Acquisition Corp. I	185,610	1,857,956
Shelter Acquisition Corp. I	39,147	391,861
SHUAA Partners Acquisition Corp. I	45,916	467,425
Sierra Lake Acquisition Corp.	66,804	672,382
Signal Hill Acquisition Corp.	26,924	269,509
Silver Spike III Acquisition Corp.	55,043	559,787
SILVERspac, Inc.	55,349	544,634
Simon Property Group Acquisition Holdings, Inc.	10,510	104,259
Sizzle Acquisition Corp.	87,181	884,878
Skydeck Acquisition Corp.	13,316	132,095
Slam Corp.	58,910	586,744
Soar Technology Acquisition Corp.	57,771	596,774
Social Capital Suvretta Holdings Corp. II	58,318	577,931
Social Capital Suvretta Holdings Corp. IV	86,410	858,907
Social Leverage Acquisition Corp. I	47,446	469,241
Sound Point Acquisition Corp. I, Ltd.	99,902	1,021,997
Southport Acquisition Corp.	49,077	492,733
Spear Investments I BV	20,690	203,958
Spindletop Health Acquisition Corp.	122,357	1,241,312
SportsMap Tech Acquisition Corp.	30,800	309,386
SportsTek Acquisition Corp.	34,022	338,179
Spree Acquisition Corp. 1, Ltd.	75,747	765,802
Spring Valley Acquisition Corp. II	27,147	280,700
Springwater Special Situations Corp.	58,969	591,754
ST Energy Transition I, Ltd.	93,266	939,189
StoneBridge Acquisition Corp.	109,133	1,107,700
Stratim Cloud Acquisition Corp.	51,586	511,733
Summit Healthcare Acquisition Corp.	42,915	425,717
Supernova Partners Acquisition Co. III, Ltd.	25,440	253,891
Sustainable Development Acquisition I Corp.	178,237	1,772,567
SVF Investment Corp.	180,495	1,804,950
SVF Investment Corp. 2	218,988	2,183,310

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments

October 31, 2022

	Shares	Fair Value
Swiftmerge Acquisition Corp.	72,847	$729,198
Talon 1 Acquisition Corp.	143,866	1,475,346
Tastemaker Acquisition Corp.	74,624	748,479
TB SA Acquisition Corp.	81,664	813,373
Tech and Energy Transition Corp.	64,240	638,546
Technology & Telecommunication Acquisition Corp.	52,993	538,409
Thrive Acquisition Corp.	95,562	975,688
Thunder Bridge Capital Partners III, Inc.	71,331	709,743
Tiga Acquisition Corp.	641	6,686
Tio Tech A	22,150	220,614
Tishman Speyer Innovation Corp. II	85,092	850,920
TLG Acquisition One Corp.	96,180	956,991
TLGY Acquisition Corp.	136,622	1,381,932
TPG Pace Beneficial II Corp.	99,747	982,508
Transition SA	33,822	334,246
Trine II Acquisition Corp.	50,769	513,782
Twelve Seas Investment Co. II	85,682	849,965
Twin Ridge Capital Acquisition Corp.	8,071	80,710
TZP Strategies Acquisition Corp.	138,058	1,377,819
UTA Acquisition Corp.	88,121	890,022
Vahanna Tech Edge Acquisition I Corp.	132,585	1,344,412
Valor Latitude Acquisition Corp.	22,158	220,361
Valuence Merger Corp. I	71,556	732,018
VAM Investments Spac BV	25,279	243,574
Vector Acquisition Corp. II	14,215	141,439
Velocity Acquisition Corp.	77,596	770,528
Viscogliosi Brothers Acquisition Corp.	41,703	416,613
Vision Sensing Acquisition Corp.	26,576	268,949
VMG Consumer Acquisition Corp.	124,658	1,251,566
VPC Impact Acquisition Holdings II	7,231	72,165
Warburg Pincus Capital Corp. I-A	52,113	520,088
Warburg Pincus Capital Corp. I-B	61,234	611,115
Welsbach Technology Metals Acquisition Corp.	29,572	296,903
Western Acquisition Ventures Corp.	29,980	300,999
Williams Rowland Acquisition Corp.	143,801	1,456,704
WinVest Acquisition Corp.	115,745	1,167,867
World Quantum Growth Acquisition Corp.	84,860	855,813
Worldwide Webb Acquisition Corp.	2,153	21,648
XPAC Acquisition Corp.	11,711	115,588
Yotta Acquisition Corp.	47,369	469,427
Zimmer Energy Transition Acquisition Corp.	12,320	121,475
Z-Work Acquisition Corp.	43,015	427,999
		319,333,061

TOTAL SPECIAL PURPOSE ACQUISITION COMPANIES		319,333,061
(Cost $311,652,681)

Annual Report | October 31, 2022	35

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments

October 31, 2022

	Shares	Fair Value
WARRANTS - 0.38%(f)
10X Capital Venture Acquisition Corp. III, Expires 12/31/2027, Strike Price $11.50	55,754	$2,509
7 Acquisition Corp., Expires 11/05/2026, Strike Price $11.50	25,051	2,813
A SPAC II Acquisition Corp., Expires 05/03/2027, Strike Price $11.50	34,421	1,465
Achari Ventures Holdings Corp. I, Expires 08/05/2026, Strike Price $11.50	38,384	1,238
Agrinam Acquisition Corp., Expires 06/30/2027, Strike Price $11.50	19,798	9,899
Ahren Acquisition Corp., Expires 06/17/2028, Strike Price $11.50	47,850	4,067
Alpha Healthcare Acquisition Corp. III, Expires 04/12/2027, Strike Price $11.50	3,816	628
Alset Capital Acquisition Corp., Expires 02/02/2027, Strike Price $11.50	13,297	731
ALSP Orchid Acquisition Corp. I, Expires 11/30/2028, Strike Price $11.50	52,397	1,551
Andretti Acquisition Corp., Expires 03/23/2028, Strike Price $11.50	24,523	2,452
AP Acquisition Corp., Expires 12/07/2026, Strike Price $11.50	9,857	690
Apeiron Capital Investment Corp., Expires 06/24/2023, Strike Price $11.50	49,159	2,261
APx Acquisition Corp. I, Expires 08/19/2028, Strike Price $11.50	3,981	154
Arbor Rapha Capital Bioholdings Corp. I, Expires 03/14/2023, Strike Price $11.50	23,851	924
Arctos NorthStar Acquisition Corp., Expires 12/31/2028, Strike Price $11.50	28,596	729
Arena Fortify Acquisition Corp., Expires 12/31/2028, Strike Price $11.50	51,232	3,064
Arisz Acquisition Corp., Expires 11/16/2026, Strike Price $11.50	34,348	1,889
Artemis Strategic Investment Corp., Expires 02/12/2023, Strike Price $11.50	52,405	7,101
Ascendant Digital Acquisition Corp. III, Expires 04/19/2023, Strike Price $11.50	78,866	1,601
Athena Consumer Acquisition Corp., Expires 07/31/2028, Strike Price $11.50	33,717	3,254
Athena Technology Acquisition Corp. II, Expires 10/17/2028, Strike Price $11.50	36,968	2,588
Athlon Acquisition Corp., Expires 03/05/2026, Strike Price $11.50	10,917	284
Atlantic Coastal Acquisition Corp. II, Expires 06/02/2028, Strike Price $11.50	80,774	2,221
Ault Disruptive Technologies Corp., Expires 06/20/2028, Strike Price $11.50	18,483	64
Aura FAT Projects Acquisition Corp., Expires 06/02/2027, Strike Price $11.50	58,439	3,655
Aurora Technology Acquisition Corp., Expires 02/07/2028, Strike Price $11.50	63,578	1,113
AXIOS Sustainable Growth Acquisition Corp., Expires 02/16/2027, Strike Price $11.50	43,990	1,760
Banyan Acquisition Corp., Expires 09/30/2028, Strike Price $11.50	45,560	1,367
Battery Future Acquisition Corp., Expires 05/26/2028, Strike Price $11.50	36,968	2,773
Beard Energy Transition Acquisition Corp., Expires 12/31/2027, Strike Price $11.50	60,293	3,476
BenevolentAI, Expires 06/30/2026, Strike Price $11.50	7,014	866
Benson Hill Inc., Expires 03/25/2027, Strike Price $11.50(c)	187,607	71,291
BioPlus Acquisition Corp., Expires 07/19/2028, Strike Price $11.50	45,412	3,179
Black Mountain Acquisition Corp., Expires 10/15/2027, Strike Price $11.50	46,279	2,270
Black Spade Acquisition Co., Expires 06/29/2023, Strike Price $11.50	14,266	551
bleuacacia, Ltd., Expires 10/30/2026, Strike Price $11.50	100,804	5,544
Blockchain Coinvestors Acquisition Corp. I, Expires 11/01/2028, Strike Price $11.50	93,986	6,579
Blue Ocean Acquisition Corp., Expires 10/21/2028, Strike Price $11.50	16,257	1,218
Blue World Acquisition Corp., Expires 01/10/2029, Strike Price $11.50	23,302	263
Bluescape Opportunities Acquisition Corp., Expires 01/31/2026, Strike Price $11.50	49,310	4,551
Bullpen Parlay Acquisition Co., Expires 12/03/2026, Strike Price $11.50	57,733	5,488
BurTech Acquisition Corp., Expires 12/18/2026, Strike Price $11.50	23,368	293
BYTE Acquisition Corp., Expires 12/31/2028, Strike Price $11.50	20,143	505
C5 Acquisition Corp., Expires 05/19/2028, Strike Price $11.50	72,059	3,423
Cactus Acquisition Corp. 1, Ltd., Expires 07/20/2023, Strike Price $11.50	21,180	2,118
Canna-Global Acquisition Corp., Expires 02/09/2028, Strike Price $11.50	154,766	4,163
Capitalworks Emerging Markets Acquisition Corp., Expires 04/27/2028, Strike Price $11.50	69,120	4,742

36

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments

October 31, 2022

	Shares	Fair Value
Cardio Diagnostics Holdings, Inc., Expires 12/01/2026, Strike Price $11.50	19,933	$1,271
Carney Technology Acquisition Corp. II, Expires 11/30/2027, Strike Price $11.50	46,429	929
CARTESIAN GROWTH Corp. II, Expires 07/12/2028, Strike Price $11.50	5,984	841
Cartica Acquisition Corp., Expires 04/30/2028, Strike Price $11.50	74,354	5,577
Catalyst Partners Acquisition Corp., Expires 12/31/2027, Strike Price $11.50	4,076	285
CENAQ Energy Corp., Expires 12/31/2027, Strike Price $11.50	327	52
CF Acquisition Corp. IV, Expires 12/14/2025, Strike Price $11.50	13,333	400
CF Acquisition Corp. VII, Expires 03/15/2026, Strike Price $11.50	4,928	345
Chain Bridge I, Expires 12/31/2028, Strike Price $11.50	33,367	4,164
Chenghe Acquisition Co., Expires 04/28/2027, Strike Price $11.50	400	40
Churchill Capital Corp. VII, Expires 02/29/2028, Strike Price $11.50	26,731	893
CIIG Capital Partners II, Inc., Expires 02/28/2028, Strike Price $11.50	11,642	466
Cineworld, Expires 11/23/2025, Strike Price $0.04	88,914	–
Clarim Acquisition Corp., Expires 12/31/2027, Strike Price $11.50	27,552	58
Clean Earth Acquisitions Corp., Expires 02/24/2028, Strike Price $11.50	49,587	5,653
Climate Real Impact Solutions II Acquisition Corp., Expires 12/31/2027, Strike Price $11.50	24	–
ClimateRock, Expires 06/01/2027, Strike Price $11.50	11,778	471
Compute Health Acquisition Corp., Expires 12/31/2027, Strike Price $11.50	26,926	2,423
Concord Acquisition Corp. II, Expires 12/31/2028, Strike Price $11.50	25,741	2,445
Concord Acquisition Corp. III, Expires 12/31/2028, Strike Price $11.50	54,452	6,262
Consilium Acquisition Corp. I, Ltd., Expires 06/01/2027, Strike Price $11.50	38,488	1,251
Corner Growth Acquisition Corp., Expires 12/31/2027, Strike Price $11.50	41,045	328
Counter Press Acquisition Corp., Expires 02/09/2027, Strike Price $11.50	10,106	657
Crescera Capital Acquisition Corp., Expires 04/20/2028, Strike Price $11.50	63,791	15,310
Crypto 1 Acquisition Corp., Expires 01/11/2027, Strike Price $11.50	98,684	3,424
Crystal Peak Acquisition, Expires 06/22/2026, Strike Price $11.50	34,484	14,138
D & Z Media Acquisition Corp., Expires 12/31/2027, Strike Price $11.50	1,601	48
DEE Tech SA, Expires 06/23/2023, Strike Price $11.50	35,099	1,734
Deep Lake Capital Acquisition Corp., Expires 12/31/2027, Strike Price $11.50	27,192	407
Deezer SA, Expires 06/07/2027, Strike Price $11.50	95,238	11,765
Denali Capital Acquisition Corp., Expires 04/07/2027, Strike Price $11.50	27,621	1,105
DHC Acquisition Corp., Expires 12/31/2027, Strike Price $11.50	25,249	1,805
DiamondHead Holdings Corp., Expires 01/28/2028, Strike Price $11.50	11,333	986
Digital Health Acquisition Corp., Expires 10/14/2023, Strike Price $11.50	17,736	1,995
dMY Technology Group, Inc. VI, Expires 06/25/2023, Strike Price $11.50	3,783	998
DUET Acquisition Corp., Expires 07/19/2028, Strike Price $11.50	5,996	195
EG Acquisition Corp., Expires 05/28/2028, Strike Price $11.50	27,981	5,736
Emerging Markets Horizon Corp., Expires 02/08/2028, Strike Price $11.50	73,685	6,101
Empowerment & Inclusion Capital I Corp., Expires 12/31/2027, Strike Price $11.50	16,634	333
Energem Corp., Expires 03/10/2023, Strike Price $11.50	45,714	3,886
Energy Transition Partners BV, Expires 07/16/2026, Strike Price $11.50	16,852	3,164
Epiphany Technology Acquisition Corp., Expires 12/31/2027, Strike Price $11.50	36,039	1,110
EQ Health Acquisition Corp., Expires 02/02/2028, Strike Price $11.50	20,194	342
ESGEN Acquisition Corp., Expires 06/28/2023, Strike Price $11.50	61,117	2,897
Eureking SA, Expires 05/12/2027, Strike Price $11.50	59,955	5,925
EVe Mobility Acquisition Corp., Expires 05/12/2028, Strike Price $11.50	27,110	2,092
Everest Consolidator Acquisition Corp., Expires 07/19/2028, Strike Price $11.50	50,492	1,353

Annual Report | October 31, 2022	37

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments

October 31, 2022

	Shares	Fair Value
Evergreen Corp., Expires 02/15/2027, Strike Price $11.50	70,092	$2,681
ExcelFin Acquisition Corp., Expires 07/05/2023, Strike Price $11.50	22,366	1,731
Fat Projects Acquisition Corp., Expires 12/16/2022, Strike Price $11.50	37,947	1,281
FG Acquisition Corp., Expires 04/05/2030, Strike Price $11.50	25,263	29,052
FG Merger Corp., Expires 06/17/2027, Strike Price $11.50	1,112	56
Financial Strategies Acquisition Corp., Expires 03/31/2028, Strike Price $11.50	6,820	205
Financials Acquisition Corp., Expires 04/04/2027, Strike Price $1150.00	28,696	1,316
Finnovate Acquisition Corp., Expires 04/15/2023, Strike Price $11.50	71,462	2,837
FinServ Acquisition Corp. II, Expires 02/17/2026, Strike Price $11.50	22,794	1,067
FinTech Acquisition Corp. VI, Expires 12/31/2027, Strike Price $11.50	512	31
Fintech Ecosystem Development Corp., Expires 12/31/2028, Strike Price $11.50	27,352	2,051
Fintech Evolution Acquisition Group, Expires 03/31/2028, Strike Price $11.50	17,608	1,035
Flame Acquisition Corp., Expires 12/31/2028, Strike Price $11.50	5,451	527
Forbion European Acquisition Corp., Expires 05/23/2028, Strike Price $11.50	7,393	569
Fortistar Sustainable Solutions Corp., Expires 12/31/2027, Strike Price $11.50	39,098	344
Fortune Rise Acquisition Corp., Expires 11/26/2023, Strike Price $11.50	15,616	535
FTAC Emerald Acquisition Corp., Expires 08/22/2028, Strike Price $11.50	27,108	3,688
FTAC Parnassus Acquisition Corp., Expires 03/10/2026, Strike Price $11.50	10,083	302
FTAC Zeus Acquisition Corp., Expires 12/31/2027, Strike Price $11.50	135,656	8,553
Fusion Acquisition Corp. II, Expires 12/31/2027, Strike Price $11.50	20,782	222
Future Health ESG Corp., Expires 02/19/2023, Strike Price $11.50	37,402	2,044
FutureTech II Acquisition Corp., Expires 02/16/2027, Strike Price $11.50	48,383	1,572
Games & Esports Experience Acquisition Corp., Expires 10/21/2028, Strike Price $11.50	59,290	2,342
Gardiner Healthcare Acquisitions Corp., Expires 07/30/2028, Strike Price $11.50	14,786	702
Genesis Growth Tech Acquisition Corp., Expires 05/19/2028, Strike Price $11.50	6,030	1,579
GigCapital5, Inc., Expires 12/31/2028, Strike Price $11.50	3,954	99
GigInternational1, Inc., Expires 04/19/2026, Strike Price $11.50	31,595	1,839
Glass Houses Acquisition Corp., Expires 12/31/2027, Strike Price $11.50	33,299	882
Global Blockchain Acquisition Corp., Expires 05/10/2027, Strike Price $11.50	40,470	1,518
Global Technology Acquisition Corp. I, Expires 07/13/2023, Strike Price $11.50	23,734	1,712
Globalink Investment, Inc., Expires 12/03/2026, Strike Price $11.50	14,771	591
GoGreen Investments Corp., Expires 06/04/2023, Strike Price $11.50	65,339	1,960
Gores Holdings IX, Inc., Expires 01/14/2029, Strike Price $11.50	40,512	10,130
Granite Ridge Resources, Inc., Expires 09/25/2028, Strike Price $11.50	228,188	265,839
Green Visor Financial Technology Acquisition Corp. I, Expires 05/08/2023, Strike Price $11.50	47,750	1,432
Growth For Good Acquisition Corp., Expires 11/12/2026, Strike Price $11.50	51,285	1,413
GSR II Meteora Acquisition Corp., Expires 07/22/2023, Strike Price $11.50	119,353	14,322
Harvey Gulf, Expires 12/31/2049, Strike Price $0.01	16,636	365,992
HCM ACQUISITION Corp., Expires 12/31/2027, Strike Price $11.50	10,493	305
Healthcare AI Acquisition Corp., Expires 12/14/2026, Strike Price $11.50	18,681	1,168
Heartland Media Acquisition Corp., Expires 10/21/2027, Strike Price $11.50	1,499	135
HHG Capital Corp., Expires 12/31/2027, Strike Price $11.50	17,425	1,041
HNR Acquisition Corp., Expires 07/29/2028, Strike Price $11.50	44,874	8,499
Home Plate Acquisition Corp., Expires 03/03/2023, Strike Price $11.50	4,107	170
Hunt Cos. Acquisition Corp. I, Expires 12/31/2028, Strike Price $11.50	52,706	16
Iconic Sports Acquisition Corp., Expires 04/06/2023, Strike Price $11.50	19,665	934
Inception Growth Acquisition, Ltd., Expires 10/15/2026, Strike Price $11.50	2,402	114

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments

October 31, 2022

	Shares	Fair Value
Industrial Human Capital, Inc., Expires 12/31/2028, Strike Price $11.50	14,916	$298
Industrial Tech Acquisitions II, Inc., Expires 12/31/2028, Strike Price $11.50	47,509	1,188
Infinite Acquisition Corp., Expires 11/23/2028, Strike Price $11.50	46,166	4,104
InFinT Acquisition Corp., Expires 05/19/2027, Strike Price $11.50	55,058	4,845
Innovative International Acquisition Corp., Expires 04/03/2023, Strike Price $11.50	71,433	4,286
Integrated Rail and Resources Acquisition Corp., Expires 05/21/2023, Strike Price $11.50	48,874	5,757
Integrated Wellness Acquisition Corp., Expires 10/31/2028, Strike Price $11.50	1,869	94
Intelligent Medicine Acquisition Corp., Expires 01/13/2023, Strike Price $11.50	89,138	1,925
Investcorp Europe Acquisition Corp. I, Expires 11/23/2028, Strike Price $11.50	24,645	2,462
Investcorp India Acquisition Corp., Expires 06/28/2027, Strike Price $11.50	37,472	2,810
Iris Acquisition Corp., Expires 03/05/2026, Strike Price $11.50	27,683	799
IX Acquisition Corp., Expires 11/24/2026, Strike Price $11.50	112	2
Jackson Acquisition Co., Expires 12/31/2028, Strike Price $11.50	11,842	1,214
Jaguar Global Growth Corp. I, Expires 02/11/2027, Strike Price $11.50	43,794	3,068
Jaws Mustang Acquisition Corp., Expires 01/30/2026, Strike Price $11.50	19,820	559
Juniper II Corp., Expires 12/31/2028, Strike Price $11.50	9,381	1,454
Jupiter Acquisition Corp., Expires 08/17/2028, Strike Price $11.50	1,531	121
Kairous Acquisition Corp. ltd, Expires 09/15/2026, Strike Price $11.50	6,765	320
Kernel Group Holdings, Inc., Expires 01/31/2027, Strike Price $11.50	1,326	14
Keyarch Acquisition Corp., Expires 07/25/2028, Strike Price $11.50	24,350	972
Kimbell Tiger Acquisition Corp., Expires 09/15/2028, Strike Price $11.50	59,791	2,685
KnightSwan Acquisition Corp., Expires 07/21/2028, Strike Price $11.50	4,497	205
LAMF Global Ventures Corp. I, Expires 04/04/2023, Strike Price $11.50	63,179	5,844
Larkspur Health Acquisition Corp., Expires 12/20/2026, Strike Price $11.50	7,100	758
LatAmGrowth SPAC, Expires 01/25/2028, Strike Price $11.50	37,849	5,129
LAVA Medtech Acquisition Corp., Expires 04/01/2023, Strike Price $11.50	57,923	3,380
Lazard Growth Acquisition Corp. I, Expires 12/31/2027, Strike Price $11.50	4,497	108
LDH Growth Corp. I, Expires 12/31/2028, Strike Price $11.50	1,613	140
Levere Holdings Corp., Expires 12/31/2028, Strike Price $11.50	13,463	812
LF Capital Acquisition Corp. II, Expires 01/07/2026, Strike Price $11.50	60,499	1,661
Liberty Resources Acquisition Corp., Expires 10/31/2028, Strike Price $11.50	22,928	1,709
Lionheart III Corp., Expires 03/19/2023, Strike Price $11.50	36,580	1,463
LIV Capital Acquisition Corp. II, Expires 02/16/2027, Strike Price $11.50	43,759	3,282
McLaren Technology Acquisition Corp., Expires 03/03/2023, Strike Price $11.50	61,067	1,649
Mercato Partners Acquisition Corp., Expires 12/28/2026, Strike Price $11.50	15,665	313
Metal Sky Star Acquisition Corp., Expires 04/01/2027, Strike Price $11.50	40,420	1,465
Metals Acquisition Corp., Expires 07/12/2026, Strike Price $11.50	8,891	2,310
Monterey Bio Acquisition Corp., Expires 06/07/2023, Strike Price $11.50	24,230	1,545
Monument Circle Acquisition Corp., Expires 12/31/2027, Strike Price $11.50	29,822	447
Motive Capital Corp. II, Expires 05/15/2028, Strike Price $11.50	8,206	697
Mount Rainier Acquisition Corp., Expires 12/04/2022, Strike Price $11.50	12,935	1,420
Mountain & Co. I Acquisition Corp., Expires 08/24/2023, Strike Price $11.50	62,660	1,592
Murphy Canyon Acquisition Corp., Expires 02/03/2027, Strike Price $11.50	51,468	1,621
Music Acquisition Corp., Expires 02/05/2028, Strike Price $11.50	15,545	19
Nabors Energy Transition Corp., Expires 11/17/2026, Strike Price $11.50	87,846	5,271
Natural Order Acquisition Corp., Expires 09/15/2025, Strike Price $11.50	17,483	122
New Energy One Acquisition Corp. PLC, Expires 03/07/2027, Strike Price $11.50	222,976	63,927
New Providence Acquisition Corp. II, Expires 12/31/2027, Strike Price $11.50	21,526	1,722

Annual Report | October 31, 2022	39

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments

October 31, 2022

	Shares	Fair Value
New Vista Acquisition Corp., Expires 12/31/2027, Strike Price $11.50	14,117	$738
Newcourt Acquisition Corp., Expires 04/12/2028, Strike Price $11.50	30,398	1,839
NightDragon Acquisition Corp., Expires 12/31/2027, Strike Price $11.50	11,378	182
Nogin, Inc., Expires 08/26/2027, Strike Price $11.50	8,372	268
NorthView Acquisition Corp., Expires 08/02/2027, Strike Price $11.50	19,197	480
Nova Vision Acquisition Corp., Expires 12/31/2028, Strike Price $11.50	31,088	622
Nubia Brand International Corp., Expires 11/16/2026, Strike Price $11.50	29,262	506
OmniLit Acquisition Corp., Expires 11/08/2026, Strike Price $11.50	31,515	1,872
Onyx Acquisition Co. I, Expires 01/07/2023, Strike Price $11.50	24,790	1,239
Orion Acquisition Corp., Expires 02/19/2026, Strike Price $11.50	5,956	7
Oxus Acquisition Corp., Expires 01/27/2023, Strike Price $11.50	20,287	1,432
Papaya Growth Opportunity Corp. I, Expires 12/31/2028, Strike Price $11.50	76,584	1,719
Parsec Capital Acquisitions Corp., Expires 01/08/2023, Strike Price $11.50	9,369	775
Patria Latin American Opportunity Acquisition Corp., Expires 03/10/2027, Strike Price $11.50	46,145	3,461
Pearl Holdings Acquisition Corp., Expires 12/15/2026, Strike Price $11.50	18,484	462
PepperLime Health Acquisition Corp., Expires 03/28/2023, Strike Price $11.50	11,876	119
Perception Capital Corp. II, Expires 12/31/2028, Strike Price $11.50	58,258	2,855
Phoenix Biotech Acquisition Corp., Expires 09/01/2026, Strike Price $11.50	21,939	1,540
Pono Capital Two, Inc., Expires 09/23/2027, Strike Price $11.50	9,738	487
Pontem Corp., Expires 12/31/2027, Strike Price $11.50	60,453	1,668
Power & Digital Infrastructure Acquisition II Corp., Expires 12/14/2028, Strike Price $11.50	87,961	5,278
Powered Brands, Expires 12/31/2027, Strike Price $11.50	12,449	199
PowerUp Acquisition Corp., Expires 02/18/2027, Strike Price $11.50	70,545	4,233
PROOF Acquisition Corp. I, Expires 12/03/2028, Strike Price $11.50	20,757	1,661
Prospector Capital Corp., Expires 01/01/2025, Strike Price $11.50	21,521	241
RCF Acquisition Corp., Expires 04/25/2023, Strike Price $11.50	31,463	3,335
Redwoods Acquisition Corp., Expires 03/15/2027, Strike Price $11.50	32,327	889
Relativity Acquisition Corp., Expires 02/11/2027, Strike Price $11.50	45,142	1,050
Revelstone Capital Acquisition Corp., Expires 05/24/2028, Strike Price $11.50	53	6
RF Acquisition Corp., Expires 05/01/2028, Strike Price $11.50	19,704	431
Rigel Resource Acquisition Corp., Expires 04/19/2023, Strike Price $11.50	31,854	3,377
Rose Hill Acquisition Corp., Expires 03/03/2023, Strike Price $11.50	41,528	5,191
Ross Acquisition Corp. II, Expires 02/12/2026, Strike Price $11.50	28,225	1,439
Science Strategic Acquisition Corp. Alpha, Expires 12/31/2027, Strike Price $11.50	79,319	436
Screaming Eagle Acquisition Corp., Expires 12/15/2027, Strike Price $11.50	22,674	5,215
Sculptor Acquisition Corp. I, Expires 04/15/2028, Strike Price $11.50	9,858	1,153
Seaport Calibre Materials Acquisition Corp., Expires 01/19/2023, Strike Price $11.50	14,252	1,425
Selina Hospitality PLC, Expires 12/31/2049, Strike Price $0.00(c)	218,500	58,995
ShoulderUp Technology Acquisition Corp., Expires 07/26/2023, Strike Price $11.50	94,845	2,893
SHUAA Partners Acquisition Corp. I, Expires 03/02/2027, Strike Price $11.50	22,958	1,377
Signal Hill Acquisition Corp., Expires 02/11/2027, Strike Price $11.50	13,462	825
SILVERspac, Inc., Expires 02/16/2023, Strike Price $11.50	18,449	3,413
Sizzle Acquisition Corp., Expires 03/12/2026, Strike Price $11.50	43,590	10,026
Sound Point Acquisition Corp. I, Ltd., Expires 03/02/2027, Strike Price $11.50	49,951	7,373
Southport Acquisition Corp., Expires 05/24/2028, Strike Price $11.50	6,161	190
Spindletop Health Acquisition Corp., Expires 12/31/2028, Strike Price $11.50	47,277	2,482

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments

October 31, 2022

	Shares	Fair Value
Spree Acquisition Corp. 1, Ltd., Expires 12/22/2028, Strike Price $11.50	20,337	$1,627
SpringBig Holdings, Inc., Expires 06/14/2027, Strike Price $11.50	24,279	1,293
ST Energy Transition I, Ltd., Expires 12/02/2026, Strike Price $11.50	42,980	4,984
Sustainable Development Acquisition I Corp., Expires 12/31/2028, Strike Price $11.50	28,327	922
SVF Investment Corp., Expires 12/31/2027, Strike Price $11.50	28,720	1,057
Swiftmerge Acquisition Corp., Expires 06/17/2028, Strike Price $11.50	132	9
Tailwind International Acquisition Corp., Expires 03/01/2028, Strike Price $11.50	17,317	536
Talon 1 Acquisition Corp., Expires 04/18/2023, Strike Price $11.50	71,933	1,798
Target Global Acquisition I Corp., Expires 12/31/2027, Strike Price $11.50	18,073	1,898
TCW Special Purpose Acquisition Corp., Expires 12/31/2028, Strike Price $11.50	31,655	4,201
Tech and Energy Transition Corp., Expires 12/31/2027, Strike Price $11.50	59,992	2,754
Technology & Telecommunication Acquisition Corp., Expires 02/15/2027, Strike Price $11.50	52,993	3,450
Thrive Acquisition Corp., Expires 03/09/2023, Strike Price $11.50	47,781	3,326
Tishman Speyer Innovation Corp, Expires 12/31/2027, Strike Price $11.50	4,082	84
TKB Critical Technologies 1, Expires 01/08/2023, Strike Price $11.50	48,884	1,535
TLGY Acquisition Corp., Expires 01/14/2028, Strike Price $11.50	68,311	2,049
Transition SA, Expires 06/16/2026, Strike Price $11.50	33,822	17
Trine II Acquisition Corp., Expires 12/31/2027, Strike Price $11.50	78,462	3,970
TZP Strategies Acquisition Corp., Expires 12/31/2027, Strike Price $11.50	40,990	1,451
UTA Acquisition Corp., Expires 10/30/2026, Strike Price $11.50	44,060	7,398
Vahanna Tech Edge Acquisition I Corp., Expires 11/30/2028, Strike Price $11.50	55,430	2,217
Valor Latitude Acquisition Corp., Expires 12/31/2028, Strike Price $11.50	3,725	372
Valuence Merger Corp. I, Expires 03/01/2027, Strike Price $11.50	60,778	4,555
VAM Investments Spac BV, Expires 07/27/2026, Strike Price $11.50	12,639	1,874
VEW AG, Expires 02/28/2026, Strike Price $11.50	19,185	243
Viscogliosi Brothers Acquisition Corp., Expires 03/18/2027, Strike Price $11.50	20,851	1,564
Vision Sensing Acquisition Corp., Expires 03/24/2023, Strike Price $11.50	49,182	1,869
VMG Consumer Acquisition Corp., Expires 07/03/2023, Strike Price $11.50	60,937	5,484
Western Acquisition Ventures Corp., Expires 01/12/2027, Strike Price $11.50	29,980	429
Westrock Coffee Holdings LLC, Expires 08/29/2027, Strike Price $11.50	173	219
Yotta Acquisition Corp., Expires 03/15/2027, Strike Price $11.50	47,369	1,847
Zimmer Energy Transition Acquisition Corp., Expires 05/14/2023, Strike Price $11.50	1,716	314

TOTAL WARRANTS		1,411,796
(Cost $4,271,399)

RIGHTS - 0.05%(f)
A SPAC II Acquisition Corp., Expires 12/31/2049	68,843	5,817
Accretion Acquisition Corp., Expires 12/31/2049	37,215	2,419
Agrinam Acquisition Corp., Expires 12/31/2049	19,798	2,376
AIB Acquisition Corp., Expires 12/31/2049	41,417	5,177
Alset Capital Acquisition Corp., Expires 12/31/2049	26,594	3,723
Arisz Acquisition Corp., Expires 05/01/2023	34,348	2,233
Aurora Technology Acquisition Corp., Expires 02/07/2028	63,578	3,990
AXIOS Sustainable Growth Acquisition Corp., Expires 12/31/2049	43,990	3,638
bleuacacia, Ltd., Expires 12/31/2049	201,609	18,145

Annual Report | October 31, 2022	41

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments

October 31, 2022

	Shares	Fair Value
Blue World Acquisition Corp., Expires 12/31/2049	46,604	$4,427
Broad Capital Acquisition Corp., Expires 10/25/2022	53,360	6,403
Clean Earth Acquisitions Corp., Expires 12/31/2049	99,120	13,381
ClimateRock, Expires 06/01/2027	23,557	2,474
Consilium Acquisition Corp. I, Ltd., Expires 06/01/2027	76,977	8,660
Deep Medicine Acquisition Corp., Expires 12/09/2022	15,116	605
Financial Strategies Acquisition Corp., Expires 03/31/2028	9,858	685
Fintech Ecosystem Development Corp., Expires 12/31/2028	54,704	8,922
Global Blockchain Acquisition Corp., Expires 12/31/2049	40,470	3,238
Globalink Investment, Inc., Expires 08/19/2023	4,837	641
Growth For Good Acquisition Corp., Expires 06/14/2023	75,556	6,800
GSR II Meteora Acquisition Corp., Expires 12/31/2049	7,459	12,680
Inception Growth Acquisition, Ltd., Expires 05/08/2023	7,394	887
Jaguar Global Growth Corp. I, Expires 12/31/2049	87,589	8,649
Jupiter Wellness Acquisition Corp., Expires 12/31/2049	18,463	2,206
Kairous Acquisition Corp. ltd, Expires 11/24/2023	13,555	1,084
Keyarch Acquisition Corp., Expires 07/25/2028	16,489	2,473
Metal Sky Star Acquisition Corp., Expires 12/31/2049	40,420	4,952
Mountain Crest Acquisition Corp. V, Expires 12/31/2049	8,917	2,154
NorthView Acquisition Corp., Expires 12/31/2049	38,482	2,501
QualTek Services, Inc., Expires 12/31/2049	73,592	6,542
Redwoods Acquisition Corp., Expires 12/31/2049	32,327	3,394
RF Acquisition Corp., Expires 12/31/2049	19,704	1,953
Sagaliam Acquisition Corp., Expires 12/31/2049	84,310	5,168
Welsbach Technology Metals Acquisition Corp., Expires 12/31/2049	29,572	1,711
Yotta Acquisition Corp., Expires 12/31/2049	47,369	5,211

TOTAL RIGHTS		165,319
(Cost $295,063)

SHORT TERM INVESTMENTS - 0.02%
JPMorgan US Treasury Plus Money Market Fund, 7 Day Yield 2.69%	86,019	86,019
BNY Mellon U.S. Treasury Fund, 7 Day Yield 2.61%	4,904	4,904

TOTAL SHORT TERM INVESTMENTS		90,923
(Cost $90,923)

Total Investments - 142.85%		$524,902,317
(Cost $542,459,399)
Liabilities in Excess of Other Assets - (42.85)%		$(157,443,106)

Net Assets - 100.00%		$367,459,211

Amounts above are shown as a percentage of net assets as of October 31, 2022.

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments

October 31, 2022

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933 (the "Securities Act"). Total market value of Rule 144A securities amounts to $16,646,514, which represented approximately 4.53% of net assets as of October 31, 2022. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.
(b)	Security is in default as of year-end and is therefore non-income producing.
(c)	Level 3 assets valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(d)	Amount represents less than 0.005% of net assets.
(e)	Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of October 31, 2022, the aggregate market value of those securities was $3,210,183, which represents approximately 0.87% of net assets.
(f)	Non-income producing security.
(g)	A portion or all of the security is owned by BRW SPV I, a wholly-owned subsidiary of the Fund.
(h)	The security is a floating rate note which has an annual interest rate, reset monthly, that is calculated by taking the product of a leverage multiplier and (USISDA30 - USISDA02). At October 31, 2022, the current coupon rate for these notes is 0%.

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

SONIA - Sterling Overnight Index Average

PIK - Payment in-kind

USISDA30 - ICE USD Swap Rate 30 year Tenor

USISDA02 - ICE USD Swap Rate 2 Year Tenor

Reference Rates:

1M US L - 1 Month LIBOR as of October 31, 2022 was 3.80%

3M US L - 3 Month LIBOR as of October 31, 2022 was 4.46%

SONIA- Sterling Overnight Index Average as of October 31, 2022 was 2.18%

USISDA30 - ICE USE Swap Rate 30 Year Tenor as of October 31, 2022 was 3.69%

USISDA02 - ICE USE Swap Rate 2 Year Tenor as of October 31, 2022 was 4.86%

Counterparty Abbreviations:

JPM - JPMorgan Chase Bank, N.A.

GSI - Goldman Sachs International

Annual Report | October 31, 2022	43

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments

October 31, 2022

FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Settlement Date	Fund Receiving	Value	Fund Delivering	Cost	Unrealized Appreciation/ (Depreciation)
JPM	11/30/22	USD	$8,054,800	EUR	$7,921,694	$133,106
JPM	11/30/22	USD	17,726,427	GBP	17,559,408	167,019
						$300,125
JPM	11/30/22	GBP	2,295,347	USD	2,317,180	$(21,833)
						$278,292

CREDIT DEFAULT SWAP CONTRACTS (CENTRALLY CLEARED)

Buy/Sell Protection(a)	Single Name/ Index	Reference Obligations	Annual Payment Rate Received (Paid)	Currency	Maturity Date	Notional Amount(b)	Value	Upfront Fees Received/(Paid)	Unrealized Appreciation
Sell	Index	Markit CDX High Yield Index, Series 38	5.00%	USD	6/20/27	495,000	$6,633	$(14,132)	$20,765
Sell	Index	Markit CDX High Yield Index, Series 39	5.00%	USD	12/20/27	43,900,000	(89,102)	(2,186,220)	2,097,118
Buy	Single Name	RR Donnelley & Sons	(5.00)%	USD	12/20/26	8,244,000	(449,909)	(689,317)	239,408
							$(532,378)	$(2,889,669)	$2,357,291

CREDIT DEFAULT SWAP CONTRACTS (OVER THE COUNTER)

Buy/Sell Protection(a)	Single Name/ Index	Counterparty	Reference Obligations	Annual Payment Rate Received (Paid)	Currency	Maturity Date	Notional Amount(b)	Value	Upfront Fees Received/(Paid)	Unrealized Appreciation
Sell	Single Name	GSI	Verizon Wireless	1.00%	USD	6/20/23	19,000,000	$56,308	$28,509	$27,799
								$56,308	$28,509	$27,799

(a)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments

October 31, 2022

TOTAL RETURN SWAP CONTRACTS(a)

Counterparty	Reference Obligations	Currency	Notional Amount	Termination Date	Floating Rate Index	Floating Rate Paid/(Received) by Fund	Value	Unrealized Appreciation/ (Depreciation)
JPM	Aberforth Smaller Companies Trust PLC	GBP	$1,228,060	9/6/23	SONIA	40 bps	$1,220,423	$(7,637)
JPM	Herald Investment Trust PLC	GBP	411,104	9/6/23	SONIA	40 bps	427,585	16,481
JPM	Mercantile Investment Trust PLC	GBP	280,075	9/6/23	SONIA	40 bps	281,811	1,736
JPM	JPMorgan European Discovery Trust PLC	GBP	183,704	9/6/23	SONIA	40 bps	186,606	2,902
JPM	European Smaller Companies Trust PLC	GBP	154,263	9/6/23	SONIA	40 bps	148,015	(6,248)
JPM	Edinburgh Worldwide Investment Trust PLC	GBP	151,541	9/6/23	SONIA	40 bps	143,462	(8,079)
JPM	JPMorgan Mid Cap Investment Trust PLC	GBP	146,452	9/6/23	SONIA	40 bps	141,773	(4,679)
JPM	Baillie Gifford European Growth Trust PLC	GBP	131,824	9/6/23	SONIA	40 bps	123,725	(8,099)
JPM	Aberdeen Diversified Income and Growth Trust PLC	GBP	108,150	9/6/23	SONIA	40 bps	98,874	(9,276)
JPM	Baillie Gifford UK Growth Trust PLC	GBP	59,430	10/5/23	SONIA	40 bps	58,606	(824)
							$2,830,880	$(23,723)

(a)	The Fund receives monthly payments based on any positive monthly return of the Reference Obligation. The Fund makes payments on any negative monthly return of such Reference Obligation

All Reference Obligations shown above for Total Return Swap Contracts are closed end funds.

Financial Instruments, at fair value(a)	Quantity	Fair Value
CONTINGENT FORWARD PURCHASE CONTRACTS
Special Purpose Acquisition Company
Gores Holdings VIII, Inc.	141,391	$1,268,277
Total Special Purpose Acquisition Companies (Commitment $1,413,910)		1,268,277
TOTAL CONTINGENT FORWARD PURCHASE CONTRACTS (Commitment $1,413,910)		1,268,277
TOTAL FINANCIAL INSTRUMENTS, AT FAIR VALUE (Commitment $1,413,910)		$1,268,277

(a)	Level 3 assets valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.

Annual Report | October 31, 2022	45

Saba Capital Income & Opportunities Fund	Consolidated Statement of Assets and Liabilities

October 31, 2022

ASSETS:
Investments, at fair value (Cost $542,459,399)	$524,902,317
Cash	4,215,462
Foreign currency, at value (Cost $1,423,611)	1,423,553
Financial instruments, at fair value (Commitment $1,413,910)	1,268,277
Receivables:
Investment securities sold	7,107,062
Collateral posted to Clearing House for centrally cleared derivatives	4,038,175
Collateral posted to Secured Party under Tri-Party Arrangements for OTC derivatives	4,110,000
Interest	957,291
Over the counter credit default swaps, at fair value (net upfront fees received of $28,509)	56,308
Unrealized appreciation on total return swap contracts	21,119
Unrealized appreciation on forward foreign currency contracts	300,125
Prepaid expenses	60,295
Total Assets	548,459,984

LIABILITIES:
Payables:
Notes payable (Note 7)	175,500,000
Payable for investment securities purchased	2,913,767
Accrued interest payable	502,340
Payable for investment management fees	248,312
Payable for trustees fees	18,230
Centrally cleared credit default swaps, at fair value (net upfront fees paid of $2,889,669)	532,378
Unrealized depreciation on total return swap contracts	44,842
Unrealized depreciation on forward foreign currency contracts	21,833
Other accrued expenses	1,219,071
Total Liabilities	181,000,773
Net Assets	$367,459,211

COMPOSITION OF NET ASSETS ATTRIBUTABLE TO COMMON SHARES:
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$553,011,804
Total distributable loss	$(185,552,593)
NET ASSETS	$367,459,211
Net assets value per common share outstanding (net assets divided by 42,529,493 shares of beneficial interest authorized and outstanding, no par value)	$8.64

Saba Capital Income & Opportunities Fund	Consolidated Statement of Operations

For the Year Ended October 31, 2022

INVESTMENT INCOME:
Interest income	$8,809,392
Dividend income (net of withholding taxes of $4,365)	2,429,675
Total Investment Income	11,239,067

EXPENSES:
Investment management fees (Note 4)	5,442,997
Interest expense	2,712,236
Transfer agent fees	244,645
Custody and accounting expense	596,766
Professional fees	564,463
Shareholder reporting expense	221,515
Trustees fees	171,766
Insurance expense	101,109
Miscellaneous expenses	763,758
Total Expenses	10,819,255
Waived and reimbursed fees (Note 5)	(1,525,184)
Net expenses	9,294,071
Net Investment Income	1,944,996

NET REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) on:
Investments	8,115,137
Total return swaps	2,092
Credit default swaps	(1,190,560)
Forward foreign currency contracts	1,824,970
Foreign currency transactions	378,690
Net realized gain:	9,130,329
Net change in unrealized appreciation/(depreciation) on:
Investments	(20,864,610)
Financial instruments	(145,633)
Total return swaps	(23,723)
Credit default swaps	2,385,090
Forward foreign currency contracts	278,292
Foreign currency transactions	41,204
Net change in unrealized appreciation/(depreciation):	(18,329,380)
Net realized and unrealized loss	(9,199,051)
Net Decrease in Net Assets Resulting from Operations	$(7,254,055)

Annual Report | October 31, 2022	47

Saba Capital Income & Opportunities Fund	Statements of Changes in Net Assets

	For the Year Ended October 31, 2022 (a)	For the Period Ended October 31, 2021(b)	For the Year Ended February 28, 2021
FROM OPERATIONS:
Net investment income	$1,944,996	$5,700,334	$22,651,755
Net realized gain/(loss)	9,130,329	3,579,796	(98,682,859)
Net change in unrealized appreciation/(depreciation) on Investments	(18,329,380)	12,904	48,601,471
Net Increase/(Decrease) in Net Assets Resulting from Operations	(7,254,055)	9,293,034	(27,429,633)

FROM DISTRIBUTIONS TO COMMON SHAREHOLDERS:
Total distributions (excluding return of capital)	(13,029,565)	(6,017,351)	(25,024,961)
Return of capital	(31,967,059)	(10,729,227)	(1,234,296)
Decrease in net assets from distributions to common shareholders	(44,996,624)	(16,746,578)	(26,259,257)
CAPITAL SHARE TRANSACTIONS:
Cost of shares repurchased	–	(1,536,542)	(18,727,020)
Cost of shares repurchased in tender offer	–	(176,835,308)	(104,862,043)
Net decrease in net assets resulting from capital share transactions	–	(178,371,850)	(123,589,063)
Net decrease in net assets	(52,250,679)	(185,825,394)	(177,277,953)
NET ASSETS:
Beginning of year/period	419,709,890	605,535,284	782,813,237
End of year/period	$367,459,211	$419,709,890	$605,535,284

(a)	Consolidated financials.

(b)	With the approval of the Board effective October 31, 2021, the Fund's fiscal year end was changed from February 28 to October 31.

Saba Capital Income & Opportunities Fund	Consolidated Statement of Cash Flows

For the Year Ended October 31, 2022

INCREASE (DECREASE) IN CASH
CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Net decrease in net assets from operations	$(7,254,055)
Adjustments to reconcile net decrease in net assets from operations to net cash provided (used) by operating activities:
Purchases of investment securities	(620,066,445)
Proceeds from disposition of investment securities	549,408,372
Proceeds from disposition of short-term investments	5,792,170
Net payments on swap contracts	2,861,160
Amortization of premium and accretion of discount on investments	(4,667,632)
Net realized (gain)/loss on investments	(8,115,137)
Change in unrealized (appreciation)/depreciation on investments	20,864,610
Change in unrealized (appreciation)/depreciation on credit default swaps	(2,385,090)
Change in unrealized (appreciation)/depreciation on total return swaps	23,723
Change in unrealized (appreciation)/depreciation on forward foreign currency contracts	(278,292)
Change in unrealized (appreciation)/depreciation on foreign currency transactions	(41,204)
(Increase)/Decrease in assets:
Interest receivable	(303,840)
Financial instruments, at fair value	(1,268,277)
Collateral posted to Secured Party under Tri-Party Arrangements for OTC derivatives	(4,110,000)
Collateral posted to Clearing House for centrally cleared derivatives	(4,038,175)
Prepaid expenses	188,741
Other assets	1,657
Increase/(Decrease) in liabilities:
Accrued interest payable	441,270
Bank overdraft	(2,335,961)
Payable for investment management fees	(140,058)
Accrued trustees' fees	(45,938)
Other accrued expense	604,040
Net cash used in operating activities	(74,864,361)

CASH FLOWS FROM FINANCING ACTIVITIES:
Repayments of long-term debt	(94,000,000)
Proceeds from long-term debt	219,500,000
Cash distributions paid	(44,996,624)
Net cash flows provided by financing activities	80,503,376

Net change in cash & foreign currency	5,639,015
Cash & foreign currency, beginning of year	–
Cash & foreign currency, end of year	5,639,015

Cash paid for interest on loan during the year was	2,270,966

Annual Report | October 31, 2022	49

Saba Capital Income & Opportunities Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Year Ended October 31, 2022(a)	For the Period Ended October 31, 2021(b)		For the Year Ended February 28, 2021	For the Year Ended February 29, 2020	For the Year Ended February 28, 2019	For the Year Ended February 28, 2018
PER COMMON SHARE OPERATING PERFORMANCE:(c)
Net asset value - beginning of period	$9.86	$9.94		$10.60	$11.08	$11.38	$11.60
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(d)	0.05	0.10		0.32	0.60	0.58	0.60
Net realized and unrealized gain/(loss) on investments and unfunded loan commitments(d)	(0.21)	0.16		(0.64)	(0.46)	(0.28)	(0.24)
Total Income/(Loss) from
Investment Operations	(0.16)	0.26		(0.32)	0.14	0.30	0.36

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income(d)	(0.31)	(0.12)		(0.34)	(0.62)	(0.60)	(0.50)
From tax return of capital(d)	(0.75)	(0.22)		(0.02)	–	–	(0.08)
Total Distributions to Common Shareholders	(1.06)	(0.34)		(0.36)	(0.62)	(0.60)	(0.58)

Accretion to net asset value resulting from share repurchases and tender offer(d)(e)	–	–		0.02	–	–	–
Total Capital Share Transactions	–	–		0.02	–	–	–
Net asset value per common share - end of period	$8.64	$9.86		$9.94	$10.60	$11.08	$11.38
Market price per common share - end of period	$7.84	$9.34		$9.26	$9.82	$9.64	$10.34

Total Investment Return - Net Asset Value(f)	(0.95%)	2.84%		(2.14%)	1.88%	3.37%	3.62%
Total Investment Return - Market Price(f)	(5.12%)	4.57%		(1.59%)	8.48%	(1.02%)	(2.31%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$367,459	$419,710		$605,535	$782,813	$818,100	$840,774
Ratio of expenses including waivers to average net assets	2.36%	1.43	%(g)	2.26%	2.85%	2.90%	2.54%
Ratio of expenses excluding waivers to average net assets(h)	2.75%	1.60	%(g)	2.68%	2.86%	2.92%	2.55%
Ratio of expenses excluding interest expense and other fees related to revolving credit facility to average net assets	1.67%	1.38	%(g)	2.13%	1.62%	1.64%	1.64%
Ratio of net investment income including waivers to average net assets	0.49%	1.62	%(g)	3.37%	5.29%	5.16%	4.58%
Ratios to average net assets plus borrowings:
Ratio of expenses including waivers to average net assets	1.79%	1.37	%(g)	1.72%	2.05%	2.07%	1.80%

Saba Capital Income & Opportunities Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Year Ended October 31, 2022(a)	For the Period Ended October 31, 2021(b)		For the Year Ended February 28, 2021	For the Year Ended February 29, 2020	For the Year Ended February 28, 2019	For the Year Ended February 28, 2018
Ratio of expenses excluding waivers to average net assets	2.09%	1.54	%(g)	2.04%	2.06%	2.08%	1.81%
Ratio of expenses excluding interest expense and other fees related to revolving credit facility to average net assets	1.27%	1.32	%(g)	1.30%	1.16%	1.16%	1.16%
Ratio of net investment income including waivers to average net assets	0.38%	1.56	%(g)	2.56%	3.81%	3.68%	3.25%
Portfolio turnover rate	99%	94%		56%	53%	60%	89%

SUPPLEMENTAL DATA
Total shares outstanding (000s)(c)	42,529	42,529		60,920	73,894	73,894	73,894
Asset coverage, end of period per $1,000(i)	$3,904	$9,394		$27,794	$3,478	$3,534	$3,610

Aggregate principal amount of borrowings, end of period (000s)	$175,500	$50,000		$22,600	$315,900	$322,800	$322,100
Average borrowings outstanding during the period (000s)	$124,674	$20,559		$211,066	$312,939	$332,698	$343,074

(a)	Consolidated financials.

(b)	With the approval of the Board effective October 31, 2021, the Fund's fiscal year end was changed from February 28 to October 31.
(c)	Reflects a 1 for 2 reverse stock split effective May 20, 2022, see Note 8 in the accompanying Notes to Consolidated Financial Statements
(d)	Calculated using average common shares outstanding.
(e)	Please see Note 8 in the accompanying Notes to Consolidated Financial Statements for additional information.

(f)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns does not reflect sales load or brokerage commissions, if any, and are not annualized.
(g)	Annualized.
(h)	The Investment Adviser (See Note 1 and Note 5) has entered into a written expense limitation agreement with the Fund under which it will limit the expenses of the Fund (excluding interest, taxes, investor relations services, other investment-related costs, leverage expenses, extraordinary expenses, other expenses not incurred in the ordinary course of such Fund’s business, and expenses of any counsel or other persons or services retained by such Fund’s trustees who are not interested persons) subject to possible recoupment by the Investment Adviser within three years of being incurred.
(i)	Asset coverage ratio is presented to represent the coverage available to each $1,000 of borrowings. The asset coverage ratio per $1,000 of debt is presented to represent the coverage available to each $1,000 of borrowings. Calculated by subtracting the Fund's total liabilities (excluding the principal amount of the Leverage Facility) from the Fund's total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.

Annual Report | October 31, 2022	51

Saba Capital Income & Opportunities Fund	Notes to Consolidated Financial Statements

October 31, 2022

NOTE 1 — ORGANIZATION

Saba Capital Income & Opportunities Fund (the “Fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, management investment company. The common shares of the Fund are listed on the New York Stock Exchange (the “NYSE”) under the symbol “BRW”. The Fund’s investment objective is to seek to provide investors with a high level of current income, with a secondary goal of capital appreciation. We aim to achieve the Fund’s investment objective by investing globally in debt and equity securities of public and private companies, which includes, but is not limited to, investing in registered closed-end funds and special purpose acquisition companies (“SPAC”) as well as derivatives where we believe we can achieve attractive risk-adjusted returns as a way to reduce portfolio risk.

From time to time, the Fund may also invest up to 15% of its assets in private funds on a discretionary basis, if the Investment Manager determines that such an arrangement represents the best way to access a particular investment opportunity or otherwise expand the investment expertise available to the Fund.

Saba Capital Management, L.P. (the “Investment Adviser”), a Delaware limited partnership, serves as the investment adviser to the Fund.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

These consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”) and are stated in U.S. dollars. The Fund is considered an investment company under Accounting Standard Codification (“ASC”) 946, “Financial Services – Investment Companies”, and follows the accounting and reporting guidance therein. The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the amounts in the consolidated financial statements and accompanying notes. Actual results could differ from these estimates and the differences may be material.

The Fund is open for business every day the NYSE opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per Common Share of the Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per Common Share of the Fund is calculated by dividing the value of the Fund's assets plus all cash and other assets (including accrued expenses but excluding capital and surplus) attributable to the Common Shares by the number of Common Shares outstanding. The NAV per Common Share is made available for publication. On days when the Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent the Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or sell shares of the Fund.

A. Financial Instrument Valuation. Assets for which market quotations are readily available are valued at fair market value. Securities (including Common Stock, Special Purpose Acquisition Companies, Closed End Funds, Unit Trusts, and Preferred Stock) listed or traded on an exchange are valued at their last sales price or official closing price as of the close of the regular trading session on the exchange where the particular security at the last sale price as of the Market Close for such security provided by the CTA. Investments in Money Market Funds are valued at NAV, which approximates fair market value. Corporate Bonds, Sovereign Debt Obligations and Bank Loans are valued at mid-level prices provided by independent pricing services. Exchange traded derivatives such as listed options, warrants, and rights are valued at last sales price on the valuation date or, if such price is not available, the mean between the last bid and ask prices from the exchange on which they are principally traded. Non-exchange traded derivatives (such as credit default swaps) are valued by independent pricing services, which use various techniques including industry standard pricing models, to determine the fair value of those instruments. Financial instruments (including contingent forward purchase contracts) are valued by third-party valuation specialists or at cost, which approximates fair market value.

B. Fair Value Measurement. Investments held by the Fund are recorded at fair value in accordance with ASC 820, “Fair Value Measurements and Disclosures” (“ASC 820”). As defined in ASC 820, fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Investment Adviser has established and documented procedures (the “Valuation Policy”) that provide for fair value measurements that are fair, consistent, and verifiable. The Investment Adviser has designated a Valuation Committee (the “Committee”) to oversee the valuation of the Fund’s investment portfolio. The Committee is led by the Chief Financial Officer and is comprised of the Chief Operating Officer/Chief Compliance Officer, the Fund Accounting team, the Chief Risk Officer (Fund Trustee), and the Director of Operations, all of whom are independent of the Fund’s portfolio investment decisions. Additionally, Portfolio Managers, whose roles are limited to providing insight into recent trade activity and overall market performance, are also members of the Committee. The majority of Committee members are independent of the Fund’s portfolio investment decisions. The Committee meets on a monthly basis and is responsible for compliance and consistent application of the Valuation Policy.

Saba Capital Income & Opportunities Fund	Notes to Consolidated Financial Statements

October 31, 2022

ASC 820 establishes a hierarchical disclosure framework which prioritizes and ranks the level of market price observability of inputs used in measuring investments at fair value. Market price observability is affected by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value. Investments measured and reported at fair value are classified and disclosed in one of the following categories:

Level 1 – Quoted prices available in active markets for identical financial instruments as of the reporting date. An active market for the financial instrument is a market in which transactions for the financial instrument occur with sufficient frequency and volume to provide pricing information on an ongoing basis, as well as at the reporting date. Investments classified within Level 1 primarily include money market funds, common stocks, closed end funds, and special purpose acquisition companies. The Investment Adviser does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Level 2 – Consists of financial instruments fair valued using inputs other than quoted prices included within Level 1 that are observable for the financial instrument, either directly or indirectly. This category includes pricing inputs that are quoted prices for similar financial instruments in active markets or quoted prices for similar or identical financial instruments in markets that at times may not meet the definition of active. Derivatives are valued using observable inputs, such as quotations received from third party service providers, counterparties, dealers or brokers, whenever available and considered reliable. In instances where models are used, the value of a derivative depends upon the contractual terms of, and specific risks inherent in, the instrument as well as the availability and reliability of observable inputs. Such inputs include market prices for reference securities, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. If inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Level 3 – Pricing inputs that are unobservable for the financial instrument and includes situations where there may be little, if any, market activity for the financial instrument. The inputs into the determination of fair value could require significant management judgment or estimation. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Investment Adviser. The Investment Adviser considers observable data to be market data, which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Investment Adviser’s perceived risk of that instrument.

The following table summarizes the valuation of the Fund’s financial instruments in accordance with the above fair value hierarchy levels as of October 31, 2022. Refer to the portfolio of investments for additional details.

Investments in Securities at fair value	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs(a)	Total
Corporate Bonds	$–	$82,496,525	$–	$82,496,525
Senior Loans	–	12,986,893	–	12,986,893
Common Stock	29,221,641	3,173,932	706,222	33,101,795
Convertible Corporate Bond	–	873,313	–	873,313
Closed End Funds	62,783,787	–	–	62,783,787
Special Purpose Acquisition Companies	319,046,351	–	286,710	319,333,061
Preferred Stock	–	244,775	2,099,232	2,344,007
Sovereign Debt Obligations	–	3,210,183	–	3,210,183
Open-End Mutual Funds	4,803,915	–	–	4,803,915
Unit Trust	1,300,800	–	–	1,300,800
Warrants	820,589	460,921	130,286	1,411,796
Rights	165,319	–	–	165,319
Short Term Investments	90,923	–	–	90,923
Total	$418,233,325	$103,446,542	$3,222,450	$524,902,317

Financial Instruments, at fair value	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Contingent Forward Purchase Contracts	$–	$–	$1,268,277	$1,268,277
Total	–	–	1,268,277	1,268,277

Annual Report | October 31, 2022	53

Saba Capital Income & Opportunities Fund	Notes to Consolidated Financial Statements

October 31, 2022

Derivative contracts, at fair value	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs(a)	Total
Assets
Forward Foreign Currency Contracts	$–	$300,125	$–	$300,125
Over the Counter Credit Default Swaps	–	56,308	–	56,308
Total Return Swaps	–	21,119	–	21,119
Total Assets	–	377,552	–	377,552
Liabilities
Centrally Cleared Credit Default Swaps	$–	$(532,378)	$–	$(532,378)
Total Return Swaps	–	(44,842)	–	(44,842)
Forward Foreign Currency Contracts	–	(21,833)	–	(21,833)
Total Liabilities	$–	$(599,053)	$–	$(599,053)

The following is a reconciliation of the fair value of investments for which the Fund has used Level 3 unobservable inputs in determining fair value as of October 31, 2022:

	Common Stock	Preferred Stocks	Special Purpose Acquisition Companies	Warrants	Contingent Forward Purchase Agreements	Total
Balance as of October 31, 2021	$–	$–	$986,159	$–	$–	$986,159
Accrued discount/ premium	–	–	–	–	–	–
Realized gain/(loss)	–	–	–	–	–	–
Change in unrealized appreciation/(depreciation)	–	(120,268)	6,773	(10,419)	(145,633)	(269,547)
Purchases /commitments	–	2,219,500	–	140,705	1,413,910	3,774,115
Sales proceeds	–	–	–	–	–	–
Transfer into Level 3	706,222	–	–	–	–	706,222
Transfer out of Level 3	–	–	(706,222)	–	–	(706,222)
Balance as of October 31, 2022	$706,222	$2,099,232	$286,710	$130,286	$1,268,277	$4,490,727
Net change in unrealized appreciation/(depreciation) included in the Consolidated Statement of Operations attributable to Level 3 investments held at October 31, 2022	$–	$(120,268)	$6,773	$(10,419)	$(145,633)	$(269,547)

All Level 3 investments were valued at October 31, 2022 using unadjusted prices provided by third-party valuation specialists.

C. Security Transactions and Revenue Recognition. Investment transactions are recorded on a trade-date basis. Dividend income and expense are recorded on the ex-dividend date. Interest income and expense are recorded on the accrual basis and include the amortization/accretion of premiums and discounts on fixed income securities using the effective interest method. Dividend and interest income are recorded net of applicable withholding taxes. Realized gains and losses from security transactions are computed on the basis of the identified cost of the securities sold or covered. Unrealized gains and losses are recognized in net change in unrealized appreciation (depreciation) on securities and foreign currency translation on the Consolidated Statement of Operations. Expenses are recorded on the accrual basis as incurred.

D. Foreign Currency Translation. Assets and liabilities, including investments, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the closing rates of exchange on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Saba Capital Income & Opportunities Fund	Notes to Consolidated Financial Statements

October 31, 2022

Purchases and sales of investments and income and expense items denominated in foreign currencies are translated into U.S. dollars at the rates of exchange prevailing on the dates of such transactions. Net realized currency translation gains or losses include the effects of currency movements between trade and settlement dates on investment transactions and the difference between amounts actually received or paid upon settlement. The Fund does not isolate that portion of the results of operations arising from the changes in foreign exchange rates from changes in market prices of investments held. Such fluctuations are included in either net realized gains (losses) on securities and derivative transactions or net change in unrealized appreciation (depreciation) on securities and derivative transactions in the Consolidated Statement of Operations. Foreign currency translation gains and losses on assets and liabilities (excluding investments) are included in either net realized gains (losses) on securities transactions or net change in unrealized appreciation (depreciation) on securities transactions.

E. Derivatives. To limit the credit risk associated with transactions in the OTC market, the Fund conducts business only with recognized financial institutions, the financial condition of which is monitored by the Investment Manager.

In compliance with the 1940 Act, the Fund has entered into third party custodial arrangements with all OTC counterparties whereby initial and variation margin is held in segregated accounts at the U.S. custodial banks. Such amounts may only be accessed by the counterparties after certain Fund defaults (including bankruptcy) or following any applicable remedies under the Fund’s International Swaps and Derivative Association (“ISDA”) Master Agreements.

With cleared swaps, the central counterparty clearinghouses (“CCPs” or “clearinghouses”), as counterparty to such instruments, guarantees against a possible default. The clearinghouses stand between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouses. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

In addition, the Fund's OTC derivative contracts subject to ISDA Master Agreements which contain provisions that may require the Fund to comply with certain covenants (including minimum NAV and performance based thresholds) and other provisions (occurrence of a credit event) that may call for early termination and settlement of the derivative at its then fair value. At October 31, 2022, there are no derivative instruments subject to those covenants and provisions that are in a net liability position. During the year ended October 31, 2022, the Fund did not trigger covenants related to minimum NAV and performance based thresholds.

Forward Foreign Currency Contracts: The Fund has entered into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a currency forward foreign contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Consolidated Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Consolidated Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented within the respective Consolidated Schedule of Investments.

For the year ended October 31, 2022, the Fund had an average quarterly contract amount on forward foreign currency contracts to buy and sell of $12,537,500 and $333,333 respectively.

Credit Default Swaps: The Fund may enter into various swap agreements including, but not limited to credit default swaps (“CDS”), as a part of its investment strategy. Generally, a swap contract is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based on or calculated by reference to changes in specified prices or rates for a specified notional amount of the underlying assets. The payment flows are usually netted against each other, with the difference paid by one party to the other.

The fair value of open swaps reported in the Consolidated Statement of Assets and Liabilities may differ from that which would be realized if the Fund terminated its position in the contract. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the aggregate fair value of swap contracts in an unrealized gain position and collateral posted with the counterparty. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the counterparty posting collateral to the Fund to cover the Fund’s exposure to the counterparty. The Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the fair value of the underlying investments.

Annual Report | October 31, 2022	55

Saba Capital Income & Opportunities Fund	Notes to Consolidated Financial Statements

October 31, 2022

Swap agreements may also be centrally cleared through a clearing house (“cleared swaps”), where immediately following execution of the swap contract, the swap contract is novated to the CCP and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Pursuant to the contract, the Fund agrees to receive from or pay to the broker. Cleared swaps mitigate the Fund’s exposure to counterparty risk since the CCP, as the counterparty to all cleared swaps, guarantees the swap contracts against default.

CDS contracts involve an arrangement between the Fund and a counterparty which allows the Fund to protect against losses (when the Fund purchases a CDS) incurred as a result of default by a specified reference entity. Generally, the Fund pays or receives a premium upfront and continues to pay periodic interest payments while the counterparty agrees to make a payment to compensate the Fund for losses upon the occurrence of a specified credit event. Alternatively, when the Fund sells a CDS, it receives premium payments in exchange for assuming the credit risk of the specified reference entity. Generally, the counterparty pays or receives a premium upfront and continues to pay periodic interest payments while the Fund agrees to make a payment to compensate the counterparty for losses upon the occurrence of a specified credit event. Although contract-specific, credit events generally include bankruptcy, failure to pay, and restructuring. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss in the Consolidated Statement of Operations. When the contract is terminated prior to the occurrence of a credit event, the Fund records a realized gain or loss equal to the difference between the close-out price of the CDS contract and the original contract price. Upfront fees are recorded as components of the costs or proceeds to the CDS contract and amortized over the life of the contract on a straight line basis. During the year ended October 31, 2022, the Fund had been both a purchaser and a seller of CDS contracts. For the year ended October 31, 2022, the average quarter-end notional amount of credit default swaps - protection purchased and protection sold was $3,529,000 and $44,888,657, respectively.

Total Return Swaps: Total return swap contracts involve the exchange by the Fund and a counterparty of their respective commitments to pay or receive a net amount based on the change in the fair value of a particular security or index, specified interest rates for fixed rate payments, and the notional amount of the swap contract. For the year ended October 31, 2022, the average quarterly notional amount of total return swaps was $1,427,435.

Offsetting Assets and Liabilities and Counterparty Risk: In connection with its derivative activities, the Fund generally enters into master netting agreements and collateral agreements with its counterparties. These agreements provide the Fund with the right, in the event of a default by the counterparty (such as bankruptcy or a failure to pay or perform), to net a counterparty’s rights and obligations under the agreement and to liquidate and setoff collateral against any net amount owed by the counterparty. The Fund’s policy is generally to receive cash posted as collateral (with rights of re-hypothecation), irrespective of the enforceability determination regarding the master netting and collateral agreement.

The following tables present information about the offsetting of derivatives, and related collateral amounts.

Offsetting of Financial Assets and Derivative Assets

Counterparty	Gross Amounts of Recognized Assets	Offsetting Liability(a)	Collateral Received(b)	Net Amount
JPMorgan Chase Bank, N.A.	$321,244	$(66,675)	$–	$254,569
Goldman Sachs International	56,308	–	–	56,308
	$377,552	$(66,675)	$–	$310,877

Offsetting of Financial Liabilities and Derivative Liabilities

Counterparty	Gross Amounts of Recognized Liabilities	Offsetting Asset(a)	Collateral Pledged(b)	Net Amount
JPMorgan Chase Bank, N.A.	$(66,675)	$66,675	$–	$–

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Consolidated Statement of Assets and Liabilities.
(b)	Collateral pledged/received is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged/received may exceed these amounts and may fluctuate in value.

Saba Capital Income & Opportunities Fund	Notes to Consolidated Financial Statements

October 31, 2022

The following table, grouped by risk exposure, provides information about the fair value and location of derivatives within the Consolidated Statement of Assets and Liabilities as of October 31, 2022.

Risk Exposure	Consolidated Statement of Assets and Liabilities Location	Asset Derivatives	Liability Derivatives
Credit Risk (Credit Default Swaps)	Credit default swaps, at fair value	56,308	532,378
Equity/Market Risk (Total Return Swaps)	Unrealized appreciation/depreciation on total return swap contracts	21,119	44,842
Foreign Exchange Risk (Foreign Currency Contracts)	Unrealized appreciation/depreciation on forward foreign currency contracts	300,125	21,833
Total		$377,552	$599,053

The following table provides information about the effect of derivatives on the Fund’s Consolidated Statement of Operations for the year ended October 31, 2022.

Risk Exposure	Consolidated Statement of Operations Location	Net Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)
Credit Risk (Credit Default Swaps)	Net realized gain/(loss) on credit default swaps/ Net change in unrealized appreciation/(depreciation) on credit default swaps	$(1,190,560)	$2,385,090
Equity/Market Risk (Total Return Swaps)	Net realized gain/(loss) on total return swaps/Net change in unrealized appreciation/(depreciation) on total return swaps	$2,092	$(23,723)
Foreign Exchange Risk (Foreign Currency Contracts)	Net realized gain/(loss) on forward foreign currency contracts/Net change in unrealized appreciation/(deprecation) on forward foreign currency contracts	$1,824,970	$278,292
Total		$636,502	$2,639,659

F. Financial Instruments. Financial instruments, at fair value include contingent forward purchase contracts. Such financial instruments represent future commitments to purchase certain securities to be issued, generally by SPACs or their target companies, at specified terms subject to certain contingencies. These contingencies allow the Fund and/or counterparties not to settle such contracts if those contingencies do not occur. Contingent forward purchase contracts may be illiquid and are reflected on the Consolidated Statement of Assets and Liabilities at fair value. The net change in unrealized gains and losses on contingent forward purchase contracts is reflected in net change in unrealized gain/(loss) on financial instruments on the Consolidated Statement of Operations.

G. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax periods in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.

The Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

Annual Report | October 31, 2022	57

Saba Capital Income & Opportunities Fund	Notes to Consolidated Financial Statements

October 31, 2022

H. Distributions to Common Shareholders. The Fund will make monthly distributions to shareholders at an initial annual minimum fixed rate of 12.00% (8.00% for distributions declared prior to January 2022), based on the average monthly net asset value of the Fund’s common shares. The Fund will calculate the average net asset value from the previous month based on the number of Business Days in that month on which the net asset value is calculated. The distribution will be calculated as 12.00% of the previous month’s average net asset value, divided by twelve. The Fund will generally distribute amounts necessary to satisfy the Fund’s plan and the requirements prescribed by excise tax rules and Subchapter M of the Internal Revenue Code. The plan is intended to provide shareholders with a constant, but not guaranteed, fixed minimum rate of distribution each month and is intended to narrow the discount between the market price and the net asset value of the Fund’s common shares, but there is no assurance that the plan will be successful in doing so.

Under the managed distribution plan, to the extent that sufficient investment income is not available on a monthly basis, the Fund will distribute capital gains and/or return of capital in order to maintain its managed distribution rate. No conclusions should be drawn about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s managed distribution plan. The Board may amend the terms of the plan or terminate the plan at any time. The amendment or termination of the plan could have an adverse effect on the market price of the Fund’s common shares. The plan will be subject to the periodic review by the Board, including a yearly review of the annual minimum fixed rate to determine if an adjustment should be made.

I. Dividend Reinvestments. The Fund maintains a Shareholder Reinvestment Program (the “Program”) that allows participating shareholders to reinvest all dividends ("Dividends") in additional Common Shares of the Fund. Pursuant to the Program, ALPS Fund Services, Inc. (“ALPS”), the Program administrator, purchases, from time to time, Common Shares on the open market to satisfy Dividend reinvestments. Such Common Shares are purchased on the open market only when the closing sale or bid price plus commission is less than the NAV per share of the Fund's Common Shares on the valuation date. If the market price plus commissions is equal to or exceeds NAV, new Common Shares are issued by the Fund at the greater of (i) NAV or (ii) the market price of the Common Shares during the pricing period, minus a discount of 5%. Common Shares issued by the Fund under the Program will be issued without a fee or a commission.

Shareholders may elect to participate in the Program by submitting a completed participation form to ALPS, the Program administrator. The Program administrator will credit to each participant's account funds it receives from Dividends paid on Common Shares of the Fund registered in the participant's name. Shareholders may elect to close their account at any time by giving the Transfer Agent written notice. When a participant closes their account, the participant, upon request, will receive a certificate for full Common Shares in the account. Fractional Common Shares will be held and aggregated with other fractional Common Shares being liquidated by the Transfer Agent as agent of the Program and paid for by check when actually sold.

Participants will pay a pro rata share of brokerage commissions with respect to the Program administrator's open market purchases in connection with the reinvestment of Dividends.

The automatic reinvestment of Dividends does not affect the tax characterization of the Dividends (i.e., capital gain distributions and income distributions are realized and subject to tax even though cash is not received). A shareholder whose Dividends are reinvested in Common Shares under the Program will be treated as having received a Dividend equal to either (i) if Common Shares are issued under the Program directly by the Trust, generally the fair market value of the Common Shares issued to the shareholder or (ii) if reinvestment is made through open market purchases, the amount of cash allocated to the shareholder for the purchase of Common Shares on its behalf in the open market.

Additional information about the Program may be obtained by contacting the Program administrator at 844-460-9411 or BRWSabaCapital@dstsystems.com.

J. Share Offerings. The Fund issues shares under various shelf registration statements, whereby the net proceeds received by the Fund from share sales may not be less than the greater of (i) the NAV per share or (ii) 94% of the average daily market price over the relevant pricing period.

K. Indemnifications. In the normal course of business, the Fund may enter into contracts that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

L. Basis of Consolidation. The Fund invests in certain investments through its investment in BRW SPV I. The BRW SPV I is a Cayman Islands Exempted Company with Limited Liability and is a wholly-owned subsidiary of the Fund. The accompanying consolidated financial statements include all assets, liabilities, and results of operations of the Fund and its wholly owned subsidiary. All material intercompany accounts and transactions have been eliminated upon consolidation. For tax purposes, the Fund is required to increase its net taxable income by its share of the BRW SPV I’s income. Net taxable losses incurred by the BRW SPV I cannot offset income earned by the Fund and cannot be carried back or forward by the BRW SPV I to offset income from prior or future years.

Saba Capital Income & Opportunities Fund	Notes to Consolidated Financial Statements

October 31, 2022

NOTE 3 — INVESTMENTS

For the year ended October 31, 2022, the cost of purchases and the proceeds from principal repayment and sales of investments, excluding short-term notes, totaled $613,545,506 and $482,109,339, respectively. The fair value of these assets is established as set forth in Note 2.

At October 31, 2022, the Fund held senior loans valued at $12,986,893 representing 3.53% of its total net assets. The senior loans acquired by the Fund typically take the form of a direct lending relationship with the borrower, and are typically acquired through an assignment of another lender’s interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors the collateral securing the loan. In the event that the lead lender becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

At October 31, 2022, the Fund held corporate bonds and sovereign debt obligations valued at $83,369,838 and $3,210,183, respectively, which represent 22.70% and 0.87% of its total net assets. Changes in short-term market interest rates will directly affect the yield on variable rate notes. If short-term market interest rates fall, the yield on variable rate notes will also fall. To the extent that the interest rate spreads on loans in the Fund's portfolio experience a general decline, the yield on the Common Shares will fall and the value of the Fund’s assets may decrease, which will cause the Fund’s NAV to decrease. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on assets in the Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag. In the case of inverse securities, the interest rate paid by such securities generally will decrease when the market rate of interest to which the inverse security is indexed increases. With respect to investments in fixed rate instruments, a rise in market interest rates generally causes values of such instruments to fall. The values of fixed rate instruments with longer maturities or duration are more sensitive to changes in market interest rates.

Certain common and preferred stock, and stock purchase warrants held in the portfolio were acquired in conjunction with loans held by the Fund. Certain stocks and warrants are restricted and may not be publicly sold without registration under the 1933 Act, or without an exemption under the 1933 Act. In some cases, these restrictions expire after a designated period of time after issuance of the shares or warrants.

At October 31, 2022, the Fund held SPACs valued at $319,333,062 representing 86.90% of its total net assets. A SPAC is a publicly traded company formed for the purpose of raising capital through an initial public offering to fund the acquisition, through a merger, capital stock exchange, asset acquisition or other similar business combination, of one or more operating businesses that are typically not publicly-listed. Following the acquisition of a target company, a SPAC's management team may exercise control over the management of the combined company in an effort to increase its value. Often now, though, management of the target company will continue to manage the now publicly-traded business subsequent to completion of its business combination with the SPAC. Capital raised through the initial public offering of securities of a SPAC is typically placed into a trust account until acquired business combination is completed or a predetermined period of time (typically 24 months) elapses. Shareholders in a SPAC would receive a return on their investment in the event that a target company is acquired and the combined publicly-traded company's shares trade above the SPAC's initial public offering ("IPO") price, or alternatively, the market price at which an investor acquired a SPAC's shares subsequent to its IPO. In the event that a SPAC is unable to locate and acquire a target business by the timeframe established at the time of its IPO, the SPAC would be forced to liquidate its assets, which may result in losses due to the expenses and liabilities of the SPAC, to the extent third-parties are permitted to bring claims against IPO proceeds held in the SPAC's trust account.

At October 31, 2022, the Fund held Closed End Mutual Funds valued at $62,783,787 representing 17.09% of its total net assets. A closed-end fund (“CEF”) or closed-ended fund is a collective investment issuing a fixed number of shares which are not redeemable from the fund. Shares can be purchased and sold in the market and are subject to market fluctuations.

At October 31, 2022, the Fund held warrants valued at $1,411,796 representing 0.38% of its net assets. The Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a certain date or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. The leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor’s risk, as a complete loss of the amount invested in the warrant may result in the event of a decline in the value of the underlying security. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant, a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

Annual Report | October 31, 2022	59

Saba Capital Income & Opportunities Fund	Notes to Consolidated Financial Statements

October 31, 2022

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Fund. The Investment Adviser oversees all investment advisory and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, at an annual rate of 1.05% of the Fund’s managed assets. For purposes of the Management Agreement, managed assets (“Managed Assets”) are defined as the Fund’s average daily gross asset value, minus the sum of the Fund’s accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding Preferred Shares).

NOTE 5 — EXPENSE LIMITATION AGREEMENT

The Investment Adviser has agreed to limit expenses, excluding interest, taxes, investor relations services, other investment-related costs, leverage expenses, extraordinary expenses, other expenses not incurred in the ordinary course of such Fund’s business, and expenses of any counsel or other persons or services retained by such Fund’s trustees who are not interested persons, to 1.05% of Managed Assets plus 0.15% of average daily net assets.

The Investment Adviser may at a later date recoup from the Fund for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Consolidated Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Consolidated Statement of Assets and Liabilities.

As of October 31, 2022, the amount of waived and/or reimbursed fees that are subject to recoupment by the Investment Adviser and the related expiration dates are as follows:

October 31, 2022	October 31, 2023	October 31, 2024	October 31, 2025	Total
$–	$–	$484,027	$1,525,184	$2,009,211

The expense limitation agreement is contractual through July 1, 2023 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTE 6 — TRANSACTIONS WITH AFFILIATES AND OTHER PARTIES

At October 31, 2022, entities advised by Saba Capital Management owned approximately 10.14% of the Fund.

NOTE 7 — GUARANTEES AND COMMITMENTS

Effective July 20, 2021, the Fund has entered into a revolving credit agreement, collateralized by assets of the Fund, to borrow up to $200,000,000 maturing July 19, 2023. Borrowing rates under this agreement are based on a fixed spread over OBFR, and a commitment fee is charged on the unused portion. The amount of borrowings outstanding at October 31, 2022, was $175,500,000. The weighted average interest rate on outstanding borrowings at October 31, 2022 was 3.87%, excluding fees related to the unused portion of the facilities, and other fees. The amount of borrowings represented 32% of total assets at October 31, 2022. Average borrowings for the year ended October 31, 2022 were $124,674,306 and the average annualized interest rate was 2.20% excluding other fees related to the unused portion of the facility, and other fees.

In the normal course of trading activities, the Fund trades and holds certain derivatives which constitute guarantees under ASC 460-10, “Guarantees”. Such contracts include credit default swaps (index and single name) where the Fund is a provider of credit protection on an underlying instrument The maximum payouts for such credit default swaps (index and single name) is limited to the notional amounts of each contract and would be offset by recovery amounts on the underlying reference obligations or if the Fund holds offsetting contracts for the same underlying reference obligations.

Saba Capital Income & Opportunities Fund	Notes to Consolidated Financial Statements

October 31, 2022

NOTE 8 — CAPITAL SHARES

As of October 31, 2022 there were 42,529,493 shares issued and outstanding. Transactions in capital shares and dollars were as follows:

Year or	Shares repurchased	Shares repurchased in tender offer	Net increase (decrease) in shares outstanding	Shares repurchased	Shares repurchased in tender offer	Net increase (decrease)
period ended	#	#	#	($)	($)	($)
10/31/2022	–	–	–	–	–	–
10/31/2021	(164,609)	(18,226,686)	(18,391,295)	(1,536,542)	(176,835,308)	(178,371,850)

Effective May 20, 2022, the Fund completed a reverse stock split (the "Reverse Split") of the Fund's common shares at a ratio of 1-for-2. The Reverse Split reduced the number of the Fund's authorized common shares from 85,058,986 shares to 42,529,493 shares.

NOTE 9 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of foreign currency transactions, capital loss carryforwards, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax character of the distributions paid during the years ended October 31, 2022 and October 31, 2021 were as follows:

	October 31, 2022	October 31, 2021
Distributions Paid From:
Ordinary Income	$13,029,565	$6,017,351
Net Long-Term Capital Gain	–	–
Return of Capital	31,967,059	10,729,227
Total Distributions Paid	$44,996,624	$16,746,578

As of the year ended October 31, 2022, the components of distributable earnings (loss) on a tax basis were as follows:

Saba Capital Income & Opportunities Fund
Undistributed ordinary income	$–
Accumulated capital and other losses	(162,974,473)
Unrealized Appreciation (Depreciation)	(22,206,281)
Distributable Earnings (Loss)	(371,839)
Total	$(185,552,593)

Annual Report | October 31, 2022	61

Saba Capital Income & Opportunities Fund	Notes to Consolidated Financial Statements

October 31, 2022

At October 31, 2022, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost of investments for federal income tax purposes were as follows:

Saba Capital Income & Opportunities Fund
Cost of investments for income tax purposes	$546,593,049
Gross appreciation (excess of value over tax cost)	$17,381,480
Gross depreciation (excess of tax cost over value)	(39,848,850)
Net appreciation of foreign currency and derivatives	261,089
Net unrealized depreciation	$(22,206,281)

The differences between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

As of the year ended October 31, 2022, the Fund had non-expiring accumulated capital loss carryforwards as follows:

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Fund	Short Term	Long Term	Total
Saba Capital Income & Opportunities Fund	$18,689,049	$144,285,424	162,974,473

Fund	Increase/(Decrease) Paid-in capital	Increase/(Decrease) Total Distributable Earnings
Saba Capital Income & Opportunities Fund	$23,683	$(23,683)

Capital loss carryovers used during the year ended October 31, 2022, were $1,822,120.

The Fund’s major tax jurisdictions are U.S. federal and New York State.

As of October 31, 2022, no provision for income tax is required in the Fund’s consolidated financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.

NOTE 10 — OTHER ACCOUNTING PRONOUNCEMENTS

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. FASB has proposed extending the sunset date to December 31, 2024. Management is currently evaluating the impact, if any, of the ASU 2020-04's adoption to the Fund’s consolidated financial statements.

NOTE 11 — SUBSEQUENT EVENTS

Subsequent to October 31, 2022 and through the date of issuance of the Fund’s consolidated financial statements, the Fund paid the following dividends:

Per Share Amount	Declaration Date	Record Date	Payable Date
$0.086	10/31/2022	11/9/2022	11/30/2022

Saba Capital Income & Opportunities Fund (Unaudited)	Additional Information

October 31, 2022

PROXY VOTING INFORMATION

The Board has delegated the responsibility to vote proxies for securities held in the Fund’s portfolio to the Investment Manager. Proxies for the portfolio securities are voted in accordance with the Investment Manager’s proxy voting policies and procedures. To the extent the Fund invests in investment companies, it will either seek instruction from the Fund’s shareholders and vote in accordance with such instructions or vote the shares held by the Fund in the same proportion as the vote of all other holders of the securities of the investment company. Information regarding how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended October 31 is available without charge on the Fund’s website at www.sabacef.com and (2) on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Fund’s Forms NPORT-P are available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings is available at www.sabacef.com.

Annual Report | October 31, 2022	63

Saba Capital Income & Opportunities Fund (Unaudited)	Trustees and Officers

October 31, 2022

INDEPENDENT TRUSTEES

Name, Address[1] and Date of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Fund Complex Overseen by Trustees[2]	Other Board Positions Held by Trustees
Independent Nominees
Thomas Bumbolow DOB: 05/17/1976	Trustee	Since January 2021	Mr. Bumbolow currently serves as the head of business development at Midwest Holding (MWDT), an insurance company which blends innovative reinsurance capabilities with an elite asset management business. Mr. Bumbolow also serves as advisor to Capital2markets, a tech-based broker/dealer, Limitless Ventures, a venture impact capital fund, and Vchromatix, a private technology company. Mr. Bumbolow is the co-Founder of protoCapital, a merchant bank that operated from 2017-2020. Mr. Bumbolow has 20 years of experience at JPMorgan Chase, where he held various roles in fixed-income sales and trading from 1997-2017. He has been a board member of Stepping Stones Museum for Children since 2018.	1	Stepping Stones Museum
Karen Caldwell DOB: 01/22/1959	Trustee	Since July 2020	Karen Caldwell has served as the Chief Financial Officer of Reform Alliance since 2019. Previously, Ms. Caldwell served as the Chief Financial Officer and Treasurer of the NHP Foundation, a non for profit dedicated to increasing housing affordability, from 2018 to 2019. From 2016 to 2018, Ms. Caldwell served as the Chief Financial Officer and Executive Vice President of the New York City Housing Authority. Prior to such position, she served as the president of Hanseatic Management Services, Inc., an asset management company, from 2015 to 2016.	1	None
Ketu Desai DOB: 07/02/1982	Trustee	Since July 2020	Ketu Desai has served as the founding partner and Principal of i-squared Wealth Management, Inc., a private wealth investment management firm, since 2016.	1	None
Kieran Goodwin DOB: 07/30/1969	Trustee	Since July 2020	Kieran Goodwin is the founder of Hidden Truth, a mobile application game. Previously, he served as the co-founder and Portfolio Manager of Panning Capital Management, LLC, a hedge fund with $2.5 billion AUM at its peak, from 2012 to 2019.	1	None

[1]	The mailing address for each Independent Trustee is 405 Lexington Avenue, 58th Floor, New York, NY 10174.

Saba Capital Income & Opportunities Fund (Unaudited)	Trustees and Officers

October 31, 2022

INTERESTED TRUSTEES

Name, Address[1] and Date of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Fund Complex Overseen by Trustees[2]	Other Board Positions Held by Trustees
Nominee who is an “Interested Person”[3]
Aditya Bindal DOB: 03/10/1976	Trustee	Since July 2020	Aditya Bindal has served as Chief Risk Officer of Saba Capital Management, L.P. since 2018, prior to which he served as Chief Risk Officer at Water Island Capital (“Water Island”), an event-driven investment firm with over $2.5 billion in AUM, from 2015 to 2018.	1	GIM
Andrew Kellerman DOB: 09/22/1965	Trustee	Since July 2020	Andrew Kellerman has served as Partner, President and Head of Business Development of Saba Capital Management, L.P. since 2018. Prior to joining Saba, Mr. Kellerman served as a Managing Director and Head of Distribution for the Private Institutional Client group within Alex. Brown & Sons where he was responsible for placement of boutique funds and private direct investments from 2017 to 2018. Prior to Alex. Brown, Mr. Kellerman served as a Managing Partner of Measure 8 Venture Partners, a diversified private capital fund focused on opportunities in emerging industries, from January 2017 to November 2017. Previously, Mr. Kellerman served as a Managing Director and Head of Business Development with Vertical Knowledge supplying open source data and analytics for the defense, financial services, and commercial markets from 2014-2016.	1	None

[1]	The mailing address for each Interested Trustee is 405 Lexington Avenue, 58th Floor, New York, NY 10174.

OFFICERS

Name, Address[1] and Date of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years
Boaz Weinstein DOB: 06/06/1973	President	Since May 2021	CIO of Saba Capital
Pierre Weinstein DOB: 04/07/1975	Chief Executive Officer	Since May 2021	Portfolio Manager at Saba Capital
Michael D’Angelo DOB: 09/08/1978	Secretary	Since May 2021	COO and General Counsel at Saba Capital
Patrick Keniston[2] DOB: 01/18/1964	CCO	Since June 2021	Managing Director, Foreside Fund Services, LLC (since 2008)
Troy Statczar[2] DOB: 08/31/1971	PFO, Treasurer	Since June 2021	Senior Director, Foreside Treasurer Services since 2020 - Foreside Financial Group; Director of Fund Administration (2017-2019) - Thornburg Investment Management, Inc.; Director of U.S. Operations (2008-2017) - Henderson Global Investors N.A., Inc.
Nitin Sapru DOB: 12/07/1980	VP	Since May 2021	CFO at Saba Capital

[1]	Unless otherwise indicated, the mailing address for each officer is 405 Lexington Avenue, 58th Floor, New York, NY 10174.
[2]	Patrick Keniston's and Troy Statczar’s address is Foreside Fund Officer Services, LLC, 3 Canal Plaza, Suite 100, Portland, ME 04101.

Annual Report | October 31, 2022	65

This material must be accompanied or preceded by a prospectus.

(b)	Not applicable

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Ex-99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Karen Caldwell is the sole Audit Committee Financial Expert, as defined in Item 3 of Form N-CSR. Ms. Caldwell, is “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Below are the amount of fees that Ernst & Young LLP (“EY”), the Fund’s current Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s fiscal year ended October 31, 2022, the period from March 1, 2021 to October 31, 2021, and the year ended February 28, 2021.

(a)	Audit Fees: The aggregate fees billed for professional services rendered by EY, the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $102,600 for the year ended October 31, 2022, $62,300 for the period from March 1, 2021 to October 31, 2021, and $62,300 for the year ended February 28, 2021.

(b)	Audit-Related Fees: The aggregate fees billed for assurance and related services by EY that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the year ended October 31, 2022, $0 for the period from March 1, 2021 to October 31, 2021, and $0 for the year ended February 28, 2021.

(c)	Tax Fees (1): The aggregate fees billed for professional services rendered by EY for tax compliance, tax advice, and tax planning were $23,500 for the year ended October 31, 2022, $12,500 for the period from March 1, 2021 to October 31, 2021, and $7,800 for the year ended February 28, 2021. Such services included review of excise distribution calculations (if applicable), preparation of the Fund’s federal, state and excise tax returns, tax services related to mergers, and routine consulting.

(d)	All Other Fees: The aggregate fees billed for products and services provided by EY, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the year ended October 31, 2022, $0 for the period from March 1, 2021 to October 31, 2021, and $0 for the year ended February 28, 2021.

(1)	For the fiscal year ended February 28, 2021 the previous independent public accounting firm billed $136 for Tax Fees.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

Under the Sarbanes-Oxley Act of 2002, as amended (the “Act”), the Audit Committee is responsible for the appointment, compensation and oversight of the services provided by the Auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the Auditor in order to assure that these services do not impair the Auditor’s independence. In addition, the Audit Committee is required to pre-approve non-audit services provided by the Auditor to the Fund where such services provided have a direct impact on the operations or financial reporting of the Fund as further assurance that such services do not impair the Auditor’s independence.

The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which is intended to comply with Regulation S-X Rule 2-01, sets forth guidelines and procedures to be followed by the Fund when retaining the Auditor to perform audit-related services, tax services and other non-audit services under these circumstances, while also maintaining independence.

This Policy follows two different approaches to pre-approving services: (1) proposed services may be generally pre-approved (“General Pre-Approval”), or (2) proposed services that require specific pre-approval (“Specific Pre-Approval”). Unless a type of service provided by the Auditor has received General Pre-Approval, it will require Specific Pre-Approval by the Audit Committee.

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of EY if greater than 50%

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant’s fiscal year ended October 31, 2022, the period from March 1, 2021 to October 31, 2021, and the year ended February 28, 2021; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	10/31/2022	3/1/2021 to 10/31/2021	02/28/2021(1)
Saba Capital Income & Opportunities Fund	$23,500	$12,500	$7,800
Saba Capital Management/Voya Investments, LLC	$0	$0	$16,501,954

(1)	For the year ended February 28, 2021, the previous independent public accounting firm billed the Registrant $136 for Non-Audit Fees

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining EY’s independence.

(i)	Not applicable

(j)	Not applicable

Item 5. Audit Committee of Listed Registrants

a.	The registrant has a separately-designated standing audit committee. The members of the committee are Thomas Bumbolow, Karen L. Caldwell, and Ketu Desai.

Item 6. Investments.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The SEC adopted Rule 206(4)-6 under the Advisers Act, requiring registered investment advisers that exercise voting authority over client securities to implement proxy voting policies. Saba Capital has adopted proxy voting policies and procedures to ensure compliance with the Advisers Act. Saba Capital’s policy is to vote in a manner that serves the best interests of the clients. Except as set forth below, the firm has engaged BroadRidge Financial Solutions, Inc. to compile and vote all proxy ballots on behalf of the Saba Capital, using specific guidelines and recommendations provided by Glass, Lewis & Co., LLC (“Glass Lewis”).

Saba Capital may, from time to time, determine that it is in the best interests of its clients to either depart from specific Glass Lewis recommendations and/or vote shares held in the same proportion as the vote of all other holders of the securities.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Portfolio Management. The following individuals share responsibility for the day-to-day management of the Trust’s portfolio:

Boaz Weinstein, Founder & CIO, employed by Saba Capital Management since 2009

Paul Kazarian, Portfolio Manager, employed by Saba Capital Management since 2013

Pierre Weinstein, Portfolio Manager, employed by Saba Capital Management since 2009

(a)(2V-iii) Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts with respect to which the advisory fee is based on the performance of the account managed by the portfolio managers of the Fund as of October 31, 2021, unless otherwise indicated.

Portfolio Managers Name	Registered Investment Companies	Other Pooled Investment Vehicles (1)	Other Accounts(1)
Boaz Weinstein	2 Accounts $0 Total Assets	12 Accounts $3,758,529,783 Total Assets	6 Accounts $528,080,473 Total Assets
Paul Kazarian	2 Accounts $ 0 Total Assets	10 Accounts $3,464,759,068 Total Assets	5 Accounts $285,126,187 Total Assets
Pierre Weinstein	2 Accounts $ 0 Total Assets	12 Accounts $3,758,529,783 Total Assets	6 Accounts $528,080,473 Total Assets

(1)	The advisory fees are based in part on the performance for each account.

(a)(2)(iv) Conflicts of Interest

Saba Capital and its affiliates accept performance-based fees from certain Clients. In addition, Saba Capital manages another Client account that is only charged sub-advisory fees and is not charged performance fees. Clients should be aware that performance fee arrangements may create a conflict of interest for Saba Capital, as they could create an incentive for Saba Capital to make investments that are riskier or more speculative than it would otherwise make absent a performance fee.

In the allocation of investment opportunities, performance-based compensation arrangements may also create an incentive to favor accounts from which Saba Capital may receive greater performance-based compensation over accounts from which Saba Capital may receive less performance-based compensation. Consistent with its fiduciary obligations, Saba Capital has a policy of allocating investment opportunities on a fair and equitable basis measured over time.

(a)(3) Compensation

The firm pays a base salary (fixed) and discretionary bonus (variable) measured by the contributions of the particular employee as well as the success of the firm. The firm also provides sick days, short term disability, bereavement, jury duty/voting, military leave and medical leave, as well as paid parental (maternity and paternity) leave. The firm also provides employees with a robust benefits package which includes 100% employer covered health, dental & vision insurance in addition to other ancillary benefits. Partners of the firm receive compensation based on their level of equity ownership in the firm which can be increased on a discretionary basis.

(a)(4) Ownership of Securities

The following table shows the dollar range of shares of the Trust owned by each team member as of October 31, 2022, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

Ownership:

Portfolio Managers	Dollar Range of the Registrant’s Securities Owned by the Portfolio Managers
Boaz Weinstein	None
Paul Kazarian	None
Pierre Weinstein	None

(b) None.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the fiscal year ended October 31, 2022, there were no purchases made by or on behalf of the registrant or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (“Exchange Act”), of shares or other units of any class of the registrant’s equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K, or this Item.

Item 11. Controls and Procedures.

(a)       Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)       There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13. Exhibits.

(a)(1)	The Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable to this report.

(a)(4)	Not applicable to this report.

(a)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SABA CAPITAL INCOME & OPPORTUNITIES FUND

By:	/s/ Pierre Weinstein
Pierre Weinstein (Principal Executive Officer)
Chief Executive Officer

Date:	January 6, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

SABA CAPITAL INCOME & OPPORTUNITIES FUND

By:	/s/ Pierre Weinstein
Pierre Weinstein (Principal Executive Officer)
Chief Executive Officer

Date:	January 6, 2023

By:	/s/ Troy Statczar
Troy Statczar (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	January 6, 2023